Exhibit 99.2

Quarterly Investor Supplement March 31, 2015 This report should be read in conjunction with Voya Financial, Inc.‘s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015. Voya Financial’s Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commissions website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Voya Financial Table of Contents Page 2 of 69 Page Page Consolidated Individual Life Explanatory Note on Non-GAAP Financial Information 3-4 Sources of Operating Earnings 36 Organizational Chart 5 Operating Earnings 37 Key Metrics 6 Key Metrics 38 Adjusted Operating Return on Capital and Return on Equity 7 Employee Benefits Adjusted Operating Earnings Before Interest, After Income Taxes 8 Sources of Operating Earnings 40 9 Operating Earnings 41 Operating Revenues and Operating Earnings by Segment Adjusted Operating Earnings by Segment 10 Key Metrics 42 Consolidated Balance Sheets 11 Corporate Consolidated Statements of Operations 12 Operating Earnings 44 13 Closed Blocks Ongoing Business Sources of Operating Earnings Consolidated Earnings Before Income Taxes 14 46 ISP and Other Operating Earnings Operating Earnings by Segment 15 Closed Block Variable Annuity Income (Loss) Before Income Taxes 47 DAC/VOBA Segment Trends 16 Closed Block Variable Annuity Death and Living Benefits 48 Consolidated Capital Structure 17 Assets Under Management Rollforward 49 Consolidated Assets Under Management/Assets Under Administration 18 Investment Information Retirement 51 Portfolio Composition 20 52 Portfolio Results Sources of Operating Earnings 21 53 Alternative Investment Income Operating Earnings Assets Under Management/Assets Under Administration 22 Unrealized Gains (Losses) 54 Assets Under Management Rollforward 23 Asset Backed Securities 55 Annuities RMBS Securities Summary 56 25 57 CMBS and Other Asset-Backed Securities Summary Sources of Operating Earnings 26 58 Mortgage Loans on Real Estate Operating Earnings Assets Under Management 27 US and Foreign Corporate Securities 59 Assets Under Management Rollforward 28 Exposure to European Debt—Fixed Maturities and Equity Securities 60 Investment Management Additional Information 30 62 Sources of Operating Earnings Adjustments to Operating Earnings by Segment 31 63 Calculation and Reconciliation of ROE and ROC Operating Earnings Key Metrics 32 Operating Revenues by Segment 64 Account Value Rollforward by Source 33 Ongoing Business Sources of Earnings Reconciliation 65-67 Account Value by Asset Type 34 Fixed Maturity Securities—Businesses Exited Through Reinsurance 68 Financial Ratings 69

Voya Financial Explanatory Note on Non-GAAP Financial Information Page 3 of 69 Operating earnings before income taxes is a financial measure we use to evaluate segment performance. Operating earnings before income taxes is a non-GAAP financial measure and does not replace Net income (loss) as the U.S. GAAP measure of our results of operations. Each segments Operating earnings before income taxes is calculated by adjusting Income (loss) before income taxes for the following items: Net investment gains (losses), net of related amortization of deferred policy acquisition costs (“DAC”),value of business acquired (“VOBA”), sales inducements and unearned revenue. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the fair value option (FVO) unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest; Net guaranteed benefit hedging gains (losses), which include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating results, including the impacts related to changes in our nonperformance spread; Income (loss) related to businesses exited through reinsurance or divestment; Income (loss) attributable to noncontrolling interest; Income (loss) related to early extinguishment of debt; Impairment of goodwill, value of management contract rights and value of customer relationships acquired; Immediate recognition of net actuarial gains (losses) related to our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments; and Other items, including restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc. Adjusted operating earnings is also a non-GAAP financial measure. This measure excludes from Operating earnings before income taxes the following items: DAC/VOBA and other intangibles unlocking; The net gains and losses included in operating earnings from a distribution of cash and securities in conjunction with a Lehman Brothers bankruptcy settlement and the losses as a result of the decision to dispose of certain Low Income Housing Tax Credit partnerships (“LIHTC”) as a means of exiting this asset class; A gain related to the amendment or recapture of certain reinsurance agreements; and Interest expense related to debt in our Corporate segment. We report Ongoing Business adjusted operating ROE and adjusted operating ROC because we believe these measures are useful indicators of how effectively we use capital resources allocated to our Ongoing Businesess. The most directly comparable U.S. GAAP measure to Ongoing Business adjusted operating ROE and adjusted operating ROC is return on equity. For a reconciliation of these non-GAAP measures to return on equity, see the “Calculation and Reconciliation of ROE and ROC” page in this document In addition to book value per share including accumulated other comprehensive income (AOCI), we also report book value per share excluding AOCI and shareholders’ equity excluding AOCI. Included in AOCI are investment portfolio unrealized gains or losses. In the ordinary course of business we do not plan to sell most investments for the sole purpose of realizing gains or losses, and book value per share excluding AOCI and shareholders’ equity excluding AOCI provide a measure consistent with that view.

Voya Financial Explanatory Note on Non-GAAP Financial Information Page 4 of 69 Our Closed Block Variable Annuity (“CBVA”) segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics and, therefore, we exclude its results of operations from Operating earnings before income taxes. When we present the adjustments to Net Income (loss) before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to our CBVA segment. The most directly comparable U.S. GAAP measure to Operating earnings before income taxes is Net income (loss) before income taxes. For a reconciliation of Operating earnings before Net income taxes to income (loss) before income taxes, refer to the “Consolidated Earnings Before Income Taxes” page in this document. In addition, please refer to “Adjusted Operating Earnings by Segment” for reconciliation from Total Operating earnings before income taxes to Total adjusted operating earnings before income taxes. Operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment’s Operating revenues are calculated by adjusting Total revenues for the following items: Net realized investment gains (losses) and related charges and adjustments, which include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest. These items are net of related amortization of unearned revenue; Gain (loss) on change in fair value of derivatives related to guaranteed benefits, which include changes in the fair value of derivatives related to guaranteed benefits, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating revenues, including the impacts related to changes in our nonperformance spread; Revenues related to businesses exited through reinsurance or divestment; Revenues attributable to noncontrolling interest; and Other adjustments to operating revenues primarily reflect fee income earned by our broker dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, as well as other items where the income is passed on to third parties. Operating revenues also excludes the revenues of our CBVA segment, since this segment is managed to focus on protecting regulatory and rating agency capital rather than generating operating earnings. When we present the adjustments to Total revenues on a consolidated basis, each adjustment excludes the relative portions attributable to our CBVA segment. The most directly comparable U.S. GAAP measure to Operating revenues is Total revenues. For a reconciliation of Operating revenues to Total revenues, please refer to the “Operating Revenues by Segment” page in this document. We analyze our ongoing businesses performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our Operating earnings (loss) before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of Operating earnings (loss) before income taxes of our ongoing businesses. The sources of earnings are defined as such: Investment spread and other investment income consists of net investment income and net realized investment gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves. Fee based margin consists primarily of fees earned on assets under management (“AUM”), assets under administration (“AUA”), and transaction based recordkeeping fees. Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, and surrender results, contractual charges for universal life and annuity contracts, the change in the unearned revenue reserve for universal life contracts, and that portion of traditional life insurance premiums intended to cover expenses and profits. Certain contract charges for universal life insurance are not recognized in income immediately, but are deferred as unearned revenues and are amortized into income in a manner similar to the amortization of DAC. Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses and fees on letters of credit. Trail commissions are commissions paid that are not deferred and thus recorded directly to expense. For a detail explanation of DAC/VOBA and other intangibles amortization/unlocking see “Unlocking of DAC/VOBA and other Contract Owner/Policyholder Intangibles” in our SEC filings. For a reconciliation of the sources of earnings presentation to the line items within Operating revenues and Operating benefits and expenses, please refer to the “Ongoing Business Sources of Earnings Reconciliation” pages in this document. Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial Organizational Chart Page 5 of 69 Retirement and Investment Solutions Retirement Investment Management Insurance Solutions Corporate Closed Blocks Annuities Individual Life Employee Benefits Full service plans Recordkeeping services Stable value plans Brokerage accounts Fixed indexed annuities Annuity and custodial products Retirement, Retail, Institutional Funds Multi-asset strategies and solutions Indexed universal life Variable universal Voluntary Variable Annuity Institutional Spread Products Ongoing Business This organizational chart is effective 4/20/2015

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Voya Financial
Key Metrics

(in millions USD, unless otherwise indicated)	Three Months Ended					Year-to-Date	
	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	3/31/15	3/31/14
Adjusted operating earnings before income taxes - Ongoing Business	319.3	392.8	352.0	345.8	287.3	319.3	287.3
Operating earnings before income taxes - Ongoing Business	324.0	421.8	330.9	356.1	267.5	324.0	267.5
Operating earnings before income taxes - Total Consolidated	289.6	376.9	294.3	328.3	231.1	289.6	231.1
Net income (loss)	211.6	1,335.5	517.4	412.9	271.6	211.6	271.6
Net income (loss) attributable to noncontrolling interest	26.1	(59.0)	116.6	166.6	13.5	26.1	13.5
Net income (loss) available to Voya Financial, Inc.'s common shareholders	185.5	1,394.5	400.8	246.3	258.1	185.5	258.1
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	12,570.8	13,004.2	11,764.9	11,665.4	11,424.0	12,570.8	11,424.0
Return on Equity							
Ongoing Business adjusted operating return on equity - TTM [(1)(2)]	12.6%	12.1%	11.2%	10.7%	10.3%	12.6%	10.3%
Ongoing Business adjusted operating return on equity - Annualized [(2)]	11.9%	14.4%	12.3%	12.0%	9.7%	11.9%	9.7%
Debt to Capital (Excluding AOCI)	21.9%	21.3%	23.0%	23.2%	23.5%	21.9%	23.5%
Per Share							
Total Consolidated Operating earnings per share (Diluted)	0.82	0.99	0.75	0.83	0.57	0.82	0.57
Net income (loss) available to Voya Financial, Inc.'s common shareholders per common share:							
Basic	0.78	5.71	1.59	0.97	0.99	0.78	0.99
Diluted	0.77	5.66	1.58	0.96	0.98	0.77	0.98
Book value per share (Excluding AOCI)	54.88	53.76	47.75	45.82	44.85	54.88	44.85
Shares							
Weighted-average common shares outstanding (in millions)							
Basic	238.5	244.2	252.6	254.5	261.1	238.5	261.1
Diluted	240.7	246.4	254.4	256.2	263.5	240.7	263.5
Ending shares outstanding (in millions)	229.0	241.9	246.4	254.6	254.7	229.0	254.7
Returned to Shareholders ($)							
Shares repurchased	630.9	180.7	320.0	30.5	258.9	630.9	258.9
Common dividends	2.4	2.4	2.5	2.6	2.6	2.4	2.6
Total	633.3	183.1	322.5	33.1	261.5	633.3	261.5

[(1)] Trailing twelve months calculation, which uses an assumed effective tax rate of 32% effective with the three months ended March 31, 2015 and 35% for all other prior periods.
[(2)] Assumes debt-to-capital ratio of 25%, and the actual weighted average pre-tax interest rate for all periods presented.

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Voya Financial
Adjusted Operating Return on Capital and Return on Equity

(in millions USD, unless otherwise indicated)	Twelve Months Ended March 31, 2015									
	Retirement	Annuities	Investment Management	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity [5]	Corporate and Other Closed Blocks		Consolidated
								DTA [4] [5]	Other	
Ending Capital [1]	4,009	1,664	296	2,509	386	8,864	2,616	2,181	2,426	16,087
Average Capital [3]	3,893	1,683	310	2,695	360	8,941	3,047	838	2,751	15,577
Adjusted operating earnings before interest and after income taxes	361.6	159.8	136.2	152.5	116.0	926.1	-		26.1	952.2
Adjusted Operating Return on Capital	**9.3%**	**9.5%**	**43.9%**	**5.7%**	**32.2%**	**10.4%**	**-**		**N/M**	**6.1%**
Adjusted Operating Return on Equity [2]						**12.6%**				

(in millions USD, unless otherwise indicated)	Twelve Months Ended December 31, 2014									
	Retirement	Annuities	Investment Management	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity [5]	Corporate and Other Closed Blocks		Consolidated
								DTA [4] [5]	Other	
Ending Capital [1]	3,929	1,660	306	2,513	369	8,777	2,544	2,262	2,937	16,520
Average Capital [3]	3,891	1,694	310	2,781	352	9,028	3,185	283	2,740	15,236
Adjusted operating earnings before interest and after income taxes	356.1	153.1	136.7	147.9	101.9	895.7	-		24.9	920.6
Adjusted Operating Return on Capital	**9.2%**	**9.0%**	**44.2%**	**5.3%**	**28.9%**	**9.9%**	**-**		**N/M**	**6.0%**
Adjusted Operating Return on Equity [2]						**12.1%**				

[1] Capital is allocated to each of our segments in proportion to each segment's target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment's portion of these differences. Statutory surplus in excess of target statutory capital and certain corporate assets and liabilities, such as certain deferred tax assets and liabilities for unfunded pension plans, are allocated to the Corporate segment.

[2] Assumes debt-to-capital ratio of 25%, and the actual weighted average pre-tax interest rate for all periods presented.

[3] Includes capital impacts related to the Term Life Coinsurance Agreement in our Individual Life segment effective 10/1/2014.

[4] Deferred Tax Asset (DTA) related to Federal Net Operating Loss Carry Forwards ("Federal NOLs"), Life Subgroup Deferred Losses related to Closed Block VA Hedge Losses, and Non-Life Subgroup Deferred Losses related to tax-based goodwill, net of $783 million tax valuation allowance related to Federal NOLs

[5] Reflects reallocation of approximately $750 million of capital from Closed Block VA to Corporate and Other Closed Blocks during the fourth quarter of 2014 related to Deferred Tax Assets on Closed Block VA Hedge Losses that were not previously offset by a tax valuation allowance. Effective 12/31/2014, all deferred tax assets related to Closed Block VA Hedge Losses (including those previously offset by a tax valuation allowance) along with deferred tax assets related to Federal NOLs, and Non-Life Subgroup Deferred Losses, net of remaining tax valuation allowances related to Federal NOLs will be reflected in the capital allocated to Corporate and Other Closed Blocks

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Voya Financial
Adjusted Operating Earnings Before Interest, After Income Taxes

(in millions USD, unless otherwise indicated)	Twelve Months Ended March 31, 2015								
	Retirement	Annuities	Investment Management	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks	Consolidated
Operating earnings before income taxes	527.4	275.8	207.4	249.6	172.6	1,432.8	-	(143.7)	1,289.1
Less:									
Interest expense	-	-	-	-	-	-	-	(189.0)	(189.0)
DAC/VOBA and other intangibles unlocking	(22.9)	32.7	-	(3.0)	(3.9)	2.9	-	-	2.9
Gain on reinsurance recapture [3]	-	-	-	20.0	-	20.0	-	-	20.0
Net gain from Lehman Recovery [1]	-	-	-	-	-	-	-	5.8	5.8
Adjusted operating earnings before interest	**550.3**	**243.1**	**207.4**	**232.6**	**176.5**	**1,409.9**	**-**	**39.5**	**1,449.4**
Income tax expense [2]	188.7	83.3	71.2	80.1	60.5	483.8	-	13.4	497.2
Adjusted operating earnings before interest and after income taxes	**361.6**	**159.8**	**136.2**	**152.5**	**116.0**	**926.1**	**-**	**26.1**	**952.2**

(in millions USD, unless otherwise indicated)	Twelve Months Ended December 31, 2014								
	Retirement	Annuities	Investment Management	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks	Consolidated
Operating earnings before income taxes	517.8	262.0	210.3	237.3	148.9	1,376.3	-	(145.7)	1,230.6
Less:									
Interest expense	-	-	-	-	-	-	-	(188.0)	(188.0)
DAC/VOBA and other intangibles unlocking	(30.0)	26.4	-	(10.2)	(7.8)	(21.6)	-	-	(21.6)
Gain on reinsurance recapture [3]	-	-	-	20.0	-	20.0	-	-	20.0
Net gain from Lehman Recovery [1]	-	-	-	-	-	-	-	4.0	4.0
Adjusted operating earnings before interest	**547.8**	**235.6**	**210.3**	**227.5**	**156.7**	**1,377.9**	**-**	**38.3**	**1,416.2**
Income tax expense [2]	191.7	82.5	73.6	79.6	54.8	482.2	-	13.4	495.6
Adjusted operating earnings before interest and after income taxes	**356.1**	**153.1**	**136.7**	**147.9**	**101.9**	**895.7**	**-**	**24.9**	**920.6**

[1] Includes the net gain included in operating earnings from a distribution of cash and securities in conjunction with a Lehman Brothers bankruptcy settlement.

[2] Beginning with the three months ending March 31, 2015, Income tax expense is based on an assumed effective tax rate of 32%, compared to an assumed effective tax rate of 35% for prior periods.

[3] Includes a gain related to the amendment or recapture of certain reinsurance agreements ("Gain on reinsurance recapture").

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Voya Financial
Operating Revenues and Operating Earnings by Segment

(in millions USD)	Three Months Ended					Year-to-Date	
	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	3/31/15	3/31/14
Operating Revenues							
Retirement	600.5	630.3	605.7	592.9	598.5	600.5	598.5
Annuities	315.6	323.6	344.6	330.8	354.4	315.6	354.4
Investment Management	163.1	163.4	168.3	163.2	160.5	163.1	160.5
Individual Life	668.8	646.6	679.1	699.9	692.2	668.8	692.2
Employee Benefits	370.9	345.7	345.9	342.5	338.9	370.9	338.9
Ongoing Business	**2,118.9**	**2,109.6**	**2,143.6**	**2,129.3**	**2,144.5**	**2,118.9**	**2,144.5**
Corporate	20.4	19.5	22.9	23.6	25.3	20.4	25.3
Total Closed Blocks	21.9	27.7	25.4	24.0	25.6	21.9	25.6
Total operating revenues	**2,161.2**	**2,156.8**	**2,191.9**	**2,176.9**	**2,195.4**	**2,161.2**	**2,195.4**
Operating Earnings							
Retirement	124.5	149.9	117.2	135.8	114.9	124.5	114.9
Annuities	68.6	64.7	78.3	64.2	54.8	68.6	54.8
Investment Management	46.9	47.0	58.6	54.9	49.8	46.9	49.8
Individual Life	43.4	103.0	39.8	63.4	31.1	43.4	31.1
Employee Benefits	40.6	57.2	37.0	37.8	16.9	40.6	16.9
Ongoing Business	**324.0**	**421.8**	**330.9**	**356.1**	**267.5**	**324.0**	**267.5**
Corporate	(48.2)	(47.7)	(47.1)	(38.3)	(37.3)	(48.2)	(37.3)
Total Closed Blocks	13.8	2.8	10.5	10.5	0.9	13.8	0.9
Total operating earnings before income taxes	**289.6**	**376.9**	**294.3**	**328.3**	**231.1**	**289.6**	**231.1**
Closed Block Variable Annuity	(34.4)	(322.3)	131.0	(84.1)	20.2	(34.4)	20.2
Net investment gains (losses) and related charges and adjustments	50.4	41.1	43.4	73.0	57.6	50.4	57.6
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(47.2)	(32.3)	33.4	(20.3)	6.4	(47.2)	6.4
Income (loss) related to businesses exited through reinsurance or divestment	(15.4)	(88.0)	(31.9)	(26.9)	(10.5)	(15.4)	(10.5)
Income (loss) attributable to noncontrolling interests	26.1	(59.0)	116.6	166.6	13.5	26.1	13.5
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	-	(372.7)	-	-	-	-	-
Other adjustments to operating earnings*	(12.8)	(34.6)	(32.0)	(17.6)	(16.0)	(12.8)	(16.0)
Total non-operating	**(33.3)**	**(867.8)**	**260.5**	**90.7**	**71.2**	**(33.3)**	**71.2**
Income (loss) before income taxes	**256.3**	**(490.9)**	**554.8**	**419.0**	**302.3**	**256.3**	**302.3**
Less: Income tax expense (benefit)	44.7	(1,826.4)	37.4	6.1	30.7	44.7	30.7
Net income (loss)	**211.6**	**1,335.5**	**517.4**	**412.9**	**271.6**	**211.6**	**271.6**
Net income (loss) attributable to noncontrolling interest	26.1	(59.0)	116.6	166.6	13.5	26.1	13.5
Net income (loss) available to Voya Financial, Inc.'s common shareholders	**185.5**	**1,394.5**	**400.8**	**246.3**	**258.1**	**185.5**	**258.1**

* Other adjustments to operating earnings above includes:
Restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

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Voya Financial
Adjusted Operating Earnings by Segment

(in millions USD)	Three Months Ended					Year-to-Date	
	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	3/31/15	3/31/14
Operating Earnings							
Retirement	124.5	149.9	117.2	135.8	114.9	124.5	114.9
Annuities	68.6	64.7	78.3	64.2	54.8	68.6	54.8
Investment Management	46.9	47.0	58.6	54.9	49.8	46.9	49.8
Individual Life	43.4	103.0	39.8	63.4	31.1	43.4	31.1
Employee Benefits	40.6	57.2	37.0	37.8	16.9	40.6	16.9
Ongoing Business	324.0	421.8	330.9	356.1	267.5	324.0	267.5
Corporate	(48.2)	(47.7)	(47.1)	(38.3)	(37.3)	(48.2)	(37.3)
Total Closed Blocks	13.8	2.8	10.5	10.5	0.9	13.8	0.9
Total operating earnings before income taxes	289.6	376.9	294.3	328.3	231.1	289.6	231.1
Adjustments to operating earnings							
Retirement	(4.2)	4.6	(30.4)	7.1	(11.3)	(4.2)	(11.3)
Annuities	9.5	(1.1)	17.8	6.5	3.2	9.5	3.2
Investment Management	-	-	-	-	-	-	-
Individual Life	0.1	25.5	(7.1)	(1.5)	(7.1)	0.1	(7.1)
Employee Benefits	(0.7)	-	(1.4)	(1.8)	(4.6)	(0.7)	(4.6)
Ongoing Business	4.7	29.0	(21.1)	10.3	(19.8)	4.7	(19.8)
Corporate	(48.0)	(47.4)	(46.8)	(41.0)	(48.8)	(48.0)	(48.8)
Total Closed Blocks	-	-	-	-	-	-	-
Total adjustments to operating earnings	(43.3)	(18.4)	(67.9)	(30.7)	(68.6)	(43.3)	(68.6)
Adjusted Operating Earnings							
Retirement	128.7	145.3	147.6	128.7	126.2	128.7	126.2
Annuities	59.1	65.8	60.5	57.7	51.6	59.1	51.6
Investment Management	46.9	47.0	58.6	54.9	49.8	46.9	49.8
Individual Life	43.3	77.5	46.9	64.9	38.2	43.3	38.2
Employee Benefits	41.3	57.2	38.4	39.6	21.5	41.3	21.5
Ongoing Business	319.3	392.8	352.0	345.8	287.3	319.3	287.3
Corporate	(0.2)	(0.3)	(0.3)	2.7	11.5	(0.2)	11.5
Total Closed Blocks	13.8	2.8	10.5	10.5	0.9	13.8	0.9
Total adjusted operating earnings before interest and income taxes	332.9	395.3	362.2	359.0	299.7	332.9	299.7

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Voya Financial
Consolidated Balance Sheets

Page 11 of 69

(in millions USD)	Balances as of 3/31/15	12/31/14	9/30/14	6/30/14	3/31/14
Assets					
Total investments	93,069.6	90,833.8	89,824.4	89,821.3	88,891.4
Cash and cash equivalents	1,875.4	2,530.9	1,908.5	3,142.0	2,499.8
Assets held in separate accounts	107,039.4	106,007.8	107,059.3	110,648.2	107,840.0
Reinsurance recoverable	7,048.8	7,116.9	6,752.5	6,637.1	6,785.8
Short term investments under securities loan agreement and accrued investment income	1,920.9	1,718.7	1,520.7	1,509.7	1,494.2
Deferred policy acquisition costs, Value of business acquired	4,244.3	4,570.9	4,779.9	4,511.2	4,860.8
Goodwill and other intangible assets	276.3	284.4	296.1	303.2	312.5
Other assets [1]	2,278.8	2,564.8	1,319.7	1,384.7	1,274.7
Assets related to consolidated investment entities	11,294.7	11,323.2	10,842.7	10,120.6	9,551.5
Total Assets	**229,048.2**	**226,951.4**	**224,303.8**	**228,078.0**	**223,510.7**
Liabilities					
Future policy benefits and contract owner account balances	85,730.2	85,010.7	84,139.1	84,424.5	84,256.1
Liabilities related to separate accounts	107,039.4	106,007.8	107,059.3	110,648.2	107,840.0
Funds held under reinsurance agreements	1,162.2	1,159.6	1,136.7	1,167.6	1,174.5
Payables under securities loan agreements, including collateral held	1,971.9	1,445.0	927.1	904.9	864.5
Long-term debt	3,516.0	3,515.7	3,515.5	3,515.2	3,515.0
Other liabilities [2]	2,967.9	3,093.5	2,874.2	3,217.4	2,999.6
Liabilities related to consolidated investment entities	7,993.9	8,195.9	7,507.7	6,936.9	6,493.0
Total Liabilities	**210,381.5**	**208,428.2**	**207,159.6**	**210,814.7**	**207,142.7**
Shareholders' Equity					
Common stock	2.7	2.6	2.6	2.6	2.6
Treasury stock	(1,440.7)	(807.0)	(624.2)	(304.2)	(269.8)
Additional paid-in capital	23,654.2	23,650.1	23,621.5	23,599.9	23,579.5
Retained earnings (deficit)	(9,645.4)	(9,841.5)	(11,235.0)	(11,632.9)	(11,888.3)
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	**12,570.8**	**13,004.2**	**11,764.9**	**11,665.4**	**11,424.0**
Accumulated other comprehensive income	3,531.2	3,103.7	2,820.2	3,152.7	2,577.5
Total Voya Financial, Inc. Shareholders' Equity	**16,102.0**	**16,107.9**	**14,585.1**	**14,818.1**	**14,001.5**
Noncontrolling interest	2,564.7	2,415.3	2,559.1	2,445.2	2,366.5
Total Shareholders' Equity	**18,666.7**	**18,523.2**	**17,144.2**	**17,263.3**	**16,368.0**
Total Liabilities and Shareholders' Equity	**229,048.2**	**226,951.4**	**224,303.8**	**228,078.0**	**223,510.7**

[1] Includes Other assets, Sales inducements to contract holders, and Current/Deferred income taxes

[2] Includes Other liabilities, Derivatives, Pension and other postretirement provisions, and Current/Deferred income taxes

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Page 12 of 69

Voya Financial
Consolidated Statements of Operations

(in millions USD)	Three Months Ended 3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	Year-to-Date 3/31/15	3/31/14
Revenues							
Net investment income	1,174.6	1,184.7	1,163.6	1,120.9	1,145.6	1,174.6	1,145.6
Fee income	899.8	894.5	908.9	897.3	931.8	899.8	931.8
Premiums	608.8	801.0	595.1	629.4	600.9	608.8	600.9
Net realized capital gains (losses)	(264.5)	(518.3)	181.0	(366.5)	(190.6)	(264.5)	(190.6)
Income (loss) related to consolidated investment entities	104.6	32.9	241.5	306.7	77.7	104.6	77.7
Other revenues	102.7	116.0	101.0	110.3	105.5	102.7	105.5
Total revenues	**2,626.0**	**2,510.8**	**3,191.1**	**2,698.1**	**2,670.9**	**2,626.0**	**2,670.9**
Benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(1,371.7)	(1,541.7)	(1,732.9)	(1,305.2)	(1,358.1)	(1,371.7)	(1,358.1)
Operating expenses	(768.8)	(1,246.6)	(767.3)	(758.3)	(789.5)	(768.8)	(789.5)
Net amortization of DAC/VOBA	(118.1)	(106.9)	(30.6)	(115.7)	(126.1)	(118.1)	(126.1)
Interest expense	(47.4)	(47.4)	(47.2)	(47.5)	(47.6)	(47.4)	(47.6)
Operating expenses related to consolidated investment entities	(63.7)	(59.1)	(58.3)	(52.4)	(47.3)	(63.7)	(47.3)
Total benefits and expenses	**(2,369.7)**	**(3,001.7)**	**(2,636.3)**	**(2,279.1)**	**(2,368.6)**	**(2,369.7)**	**(2,368.6)**
Income (loss) before income taxes	**256.3**	**(490.9)**	**554.8**	**419.0**	**302.3**	**256.3**	**302.3**

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VOYA FINANCIAL

Voya Financial Ongoing Business Sources of Operating Earnings Page 13 of 69 Year-to-Date Three Months Ended (in millions USD) 3/31/15 12/31/14 9/30/14 6/30/14 3/31/14 3/31/15 3/31/14 Sources of operating earnings before income taxes: Investment spread and other investment income 388.6 386.9 394.2 361.9 361.9 388.6 361.9 Fee based margin 382.0 403.5 389.8 385.3 381.2 382.0 381.2 Net underwriting gain (loss) and other revenue 191.1 251.0 181.5 219.4 173.6 191.1 173.6 Administrative expenses (429.5) (418.0) (404.1) (417.9) (436.4) (429.5) (436.4) Trail commissions (79.6) (69.0) (73.9) (71.1) (73.7) (79.6) (73.7) DAC/VOBA and other intangibles amortization, excluding unlocking (133.3) (141.6) (135.5) (131.8) (119.3) (133.3) (119.3) DAC/VOBA and other intangibles unlocking 4.7 9.0 (21.1) 10.3 (19.8) 4.7 (19.8) Operating earnings before income taxes 324.0 421.8 330.9 356.1 267.5 324.0 267.5

Page 14 of 69

Voya Financial
Consolidated Earnings Before Income Taxes

(in millions USD)	Three Months Ended					Year-to-Date	
	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	3/31/15	3/31/14
Operating revenues							
Net investment income and net realized gains (losses)	951.6	967.9	987.4	952.6	961.4	951.6	961.4
Fee income	660.6	646.7	651.2	654.4	649.3	660.6	649.3
Premiums	518.2	496.6	517.4	534.9	549.3	518.2	549.3
Other revenue	30.8	45.6	35.9	35.0	35.4	30.8	35.4
Total operating revenues	**2,161.2**	**2,156.8**	**2,191.9**	**2,176.9**	**2,195.4**	**2,161.2**	**2,195.4**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(1,141.8)	(1,109.9)	(1,289.9)	(1,154.2)	(1,228.6)	(1,141.8)	(1,228.6)
Operating expenses	(561.3)	(535.2)	(532.9)	(534.0)	(560.7)	(561.3)	(560.7)
Net amortization of DAC/VOBA	(120.7)	(87.0)	(28.1)	(113.3)	(128.0)	(120.7)	(128.0)
Interest expense	(47.8)	(47.8)	(46.7)	(47.1)	(47.0)	(47.8)	(47.0)
Total operating benefits and expenses	**(1,871.6)**	**(1,779.9)**	**(1,897.6)**	**(1,848.6)**	**(1,964.3)**	**(1,871.6)**	**(1,964.3)**
Operating earnings before income taxes	**289.6**	**376.9**	**294.3**	**328.3**	**231.1**	**289.6**	**231.1**
Adjustments:							
Closed Block Variable Annuity	(34.4)	(322.3)	131.0	(84.1)	20.2	(34.4)	20.2
Net investment gains (losses) and related charges and adjustments	50.4	41.1	43.4	73.0	57.6	50.4	57.6
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(47.2)	(32.3)	33.4	(20.3)	6.4	(47.2)	6.4
Income (loss) related to businesses exited through reinsurance or divestment	(15.4)	(88.0)	(31.9)	(26.9)	(10.5)	(15.4)	(10.5)
Income (loss) attributable to noncontrolling interests	26.1	(59.0)	116.6	166.6	13.5	26.1	13.5
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	-	(372.7)	-	-	-	-	-
Other adjustments to operating earnings*	(12.8)	(34.6)	(32.0)	(17.6)	(16.0)	(12.8)	(16.0)
Total non-operating	**(33.3)**	**(867.8)**	**260.5**	**90.7**	**71.2**	**(33.3)**	**71.2**
Income (loss) before income taxes	**256.3**	**(490.9)**	**554.8**	**419.0**	**302.3**	**256.3**	**302.3**

* Other adjustments to operating earnings above includes:
Restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

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VOYA FINANCIAL

Page 15 of 69

Voya Financial
Operating Earnings by Segment

(in millions USD)

	Three Months Ended March 31, 2015								
	Retirement	Annuities	Investment Management	Individual Life	Employee Benefits	Ongoing Business	Corporate	Closed Blocks	Consolidated
Operating revenues									
Net investment income and net realized gains (losses)	388.9	267.0	6.1	222.4	26.5	910.9	20.2	20.5	951.6
Fee income	186.9	15.2	146.9	295.3	15.8	660.1	0.5	-	660.6
Premiums	10.7	29.8	-	146.6	330.0	517.1	(0.1)	1.2	518.2
Other revenue	14.0	3.6	10.1	4.5	(1.4)	30.8	(0.2)	0.2	30.8
Total operating revenues	**600.5**	**315.6**	**163.1**	**668.8**	**370.9**	**2,118.9**	**20.4**	**21.9**	**2,161.2**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(216.6)	(175.4)	-	(490.6)	(255.4)	(1,138.0)	-	(3.8)	(1,141.8)
Operating expenses	(219.8)	(37.6)	(116.2)	(92.3)	(70.3)	(536.2)	(20.8)	(4.3)	(561.3)
Net amortization of DAC/VOBA	(39.6)	(34.0)	-	(42.5)	(4.6)	(120.7)	-	-	(120.7)
Interest expense	-	-	-	-	-	-	(47.8)	-	(47.8)
Total operating benefits and expenses	**(476.0)**	**(247.0)**	**(116.2)**	**(625.4)**	**(330.3)**	**(1,794.9)**	**(68.6)**	**(8.1)**	**(1,871.6)**
Operating earnings before income taxes	**124.5**	**68.6**	**46.9**	**43.4**	**40.6**	**324.0**	**(48.2)**	**13.8**	**289.6**

	Three Months Ended March 31, 2014								
	Retirement	Annuities	Investment Management	Individual Life	Employee Benefits	Ongoing Business	Corporate	Closed Blocks	Consolidated
Operating revenues									
Net investment income and net realized gains (losses)	388.5	270.6	7.3	219.8	26.7	912.9	25.4	23.1	961.4
Fee income	191.1	13.2	145.8	283.6	15.6	649.3	-	-	649.3
Premiums	0.7	66.1	-	183.7	296.3	546.8	-	2.5	549.3
Other revenue	18.2	4.5	7.4	5.1	0.3	35.5	(0.1)	-	35.4
Total operating revenues	**598.5**	**354.4**	**160.5**	**692.2**	**338.9**	**2,144.5**	**25.3**	**25.6**	**2,195.4**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(210.7)	(229.8)	-	(527.8)	(244.5)	(1,212.8)	(0.3)	(15.5)	(1,228.6)
Operating expenses	(226.0)	(35.5)	(110.7)	(95.7)	(68.4)	(536.3)	(15.3)	(9.1)	(560.7)
Net amortization of DAC/VOBA	(46.9)	(34.3)	-	(37.6)	(9.1)	(127.9)	-	(0.1)	(128.0)
Interest expense	-	-	-	-	-	-	(47.0)	-	(47.0)
Total operating benefits and expenses	**(483.6)**	**(299.6)**	**(110.7)**	**(661.1)**	**(322.0)**	**(1,877.0)**	**(62.6)**	**(24.7)**	**(1,964.3)**
Operating earnings before income taxes	**114.9**	**54.8**	**49.8**	**31.1**	**16.9**	**267.5**	**(37.3)**	**0.9**	**231.1**

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Page 16 of 69

Voya Financial
DAC/VOBA Segment Trends

(in millions USD)	Three Months Ended 3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	Year-to-Date 3/31/15	3/31/14
Retirement							
Balance as of beginning-of-period	1,081.0	1,141.9	1,102.9	1,219.1	1,415.3	1,081.0	1,415.3
Deferrals of commissions and expenses	24.5	26.0	26.0	22.7	23.6	24.5	23.6
Amortization	(37.4)	(40.8)	(47.6)	(52.7)	(39.2)	(37.4)	(39.2)
Unlocking	4.9	13.3	(25.8)	25.7	5.1	4.9	5.1
Change in unrealized capital gains/losses	(100.4)	(59.4)	86.4	(111.9)	(185.7)	(100.4)	(185.7)
Balance as of End-of-Period	**972.6**	**1,081.0**	**1,141.9**	**1,102.9**	**1,219.1**	**972.6**	**1,219.1**
Annuities							
Balance as of beginning-of-period	492.3	507.5	445.2	508.4	591.7	492.3	591.7
Deferrals of commissions and expenses	21.7	24.5	24.4	30.7	31.5	21.7	31.5
Amortization	(30.6)	(38.2)	(72.1)	(28.9)	(41.3)	(30.6)	(41.3)
Unlocking	8.0	(1.9)	31.0	6.5	12.5	8.0	12.5
Change in unrealized capital gains/losses	(51.0)	0.4	79.0	(71.5)	(86.1)	(51.0)	(86.1)
Balance as of End-of-Period	**440.4**	**492.3**	**507.5**	**445.2**	**508.4**	**440.4**	**508.4**
Individual Life							
Balance as of beginning-of-period	2,440.4	2,557.9	2,400.4	2,560.5	2,752.9	2,440.4	2,752.9
Deferrals of commissions and expenses	36.3	36.2	37.8	36.4	32.7	36.3	32.7
Amortization	(44.5)	(56.4)	(48.4)	(45.1)	(32.8)	(44.5)	(32.8)
Unlocking	0.1	40.1	129.2	(0.9)	(4.1)	0.1	(4.1)
Change in unrealized capital gains/losses	(146.9)	(137.4)	38.9	(150.5)	(188.2)	(146.9)	(188.2)
Balance as of End-of-Period	**2,285.4**	**2,440.4**	**2,557.9**	**2,400.4**	**2,560.5**	**2,285.4**	**2,560.5**
Other (1)							
Balance as of beginning-of-period	91.6	90.3	98.9	96.7	102.7	91.6	102.7
Deferrals of commissions and expenses	4.6	5.6	5.3	7.4	4.2	4.6	4.2
Amortization	(4.7)	(10.8)	(4.8)	(4.3)	(3.7)	(4.7)	(3.7)
Unlocking	(0.7)	6.9	(9.0)	(1.1)	(6.8)	(0.7)	(6.8)
Change in unrealized capital gains/losses	0.7	(0.4)	(0.1)	0.2	0.3	0.7	0.3
Balance as of End-of-Period	**91.5**	**91.6**	**90.3**	**98.9**	**96.7**	**91.5**	**96.7**
Closed Block Variable Annuity							
Balance as of beginning-of-period	465.6	482.3	463.8	476.2	489.0	465.6	489.0
Deferrals of commissions and expenses	2.0	2.0	1.9	2.4	3.0	2.0	3.0
Amortization	(13.5)	(13.4)	(21.2)	(16.5)	(16.2)	(13.5)	(16.2)
Unlocking	0.3	(5.4)	37.8	1.6	0.4	0.3	0.4
Change in unrealized capital gains/losses	-	0.1	-	0.1	-	-	-
Balance as of End-of-Period	**454.4**	**465.6**	**482.3**	**463.8**	**476.2**	**454.4**	**476.2**
Total							
Balance as of beginning-of-period	4,570.9	4,779.9	4,511.2	4,860.8	5,351.6	4,570.9	5,351.6
Deferrals of commissions and expenses	89.1	94.3	95.4	99.6	95.0	89.1	95.0
Amortization	(130.7)	(159.6)	(194.1)	(147.5)	(133.2)	(130.7)	(133.2)
Unlocking	12.6	53.0	163.2	31.8	7.1	12.6	7.1
Change in unrealized capital gains/losses	(297.6)	(196.7)	204.2	(333.5)	(459.7)	(297.6)	(459.7)
Balance as of End-of-Period	**4,244.3**	**4,570.9**	**4,779.9**	**4,511.2**	**4,860.8**	**4,244.3**	**4,860.8**

(1) Employee Benefits, Investment Management, Other Closed Blocks

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VOYA FINANCIAL

Voya Financial Consolidated Capital Structure Page 17 of 69 Balances as of (in millions USD) 3/31/15 12/31/14 9/30/14 6/30/14 3/31/14 Financial Debt Senior bonds 2,747.3 2,747.0 2,746.8 2,746.5 2,746.3 Subordinated bonds 763.8 763.8 763.8 763.8 763.8 Other debt 4.9 4.9 4.9 4.9 4.9 Total Debt 3,516.0 3,515.7 3,515.5 3,515.2 3,515.0 Equity Total common equity 12,570.8 13,004.2 11,764.9 11,665.4 11,424.0 Accumulated other comprehensive income (AOCI) 3,531.2 3,103.7 2,820.2 3,152.7 2,577.5 Total Voya Financial, Inc. Shareholders’ Equity 16,102.0 16,107.9 14,585.1 14,818.1 14,001.5 Total Equity (Excluding AOCI) 12,570.8 13,004.2 11,764.9 11,665.4 11,424.0 Capital Total Capitalization 19,618.0 19,623.6 18,100.6 18,333.3 17,516.5 Total Capitalization (Excluding AOCI) 16,086.8 16,519.9 15,280.4 15,180.6 14,939.0 Debt to Capital Debt to Capital 17.9% 17.9% 19.4% 19.2% 20.1% Debt to Capital (Excluding AOCI) 21.9% 21.3% 23.0% 23.2% 23.5%

Voya Financial Consolidated Assets Under Management/Assets Under Administration Page 18 of 69 (in millions USD) Balances as of March 31, 2015 General Account Separate Account Institutional/ Mutual Funds Total AUM—Assets Under Management AUA—Assets Under Administration Total AUM + AUA Retirement (1) 28,006.7 60,776.9 23,718.7 112,502.3 201,584.0 314,086.3 Annuities (2) 21,753.7 791.9 4,272.6 26,818.2 — 26,818.2 Investment Management 78,566.4 49,622.6 80,570.9 208,759.9 52,861.8 261,621.7 Individual Life (3) 13,035.7 2,738.3 — 15,774.0 — 15,774.0 Employee Benefits 1,755.4 16.1 — 1,771.5 — 1,771.5 Eliminations (69,160.3) (47,358.5) (10,320.8) (126,839.6) (52,780.6) (179,620.2) Total Ongoing Business 73,957.6 66,587.3 98,241.4 238,786.3 201,665.2 440,451.5 Closed Block Variable Annuity 2,739.0 40,228.7 — 42,967.7 — 42,967.7 Closed Block Institutional Spread Products 1,581.6 —— 1,581.6 — 1,581.6 Closed Block Other 288.2 223.4 — 511.6 — 511.6 Total AUM and AUA 78,566.4 107,039.4 98,241.4 283,847.2 201,665.2 485,512.4 (1) Retirement AUM include wrapped funds as well as unwrapped Voya-managed funds (2) Annuities AUM includes Payout annuities (3) Individual Life AUM includes assets backing interest and non-interest sensitive products

Retirement

Page 20 of 69

Voya Financial
Retirement Sources of Operating Earnings

(in millions USD)	Three Months Ended 3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	Year-to-Date 3/31/15	3/31/14
Sources of operating earnings before income taxes:							
Investment spread and other investment income	182.9	184.4	185.3	173.8	178.6	182.9	178.6
Fee based margin	205.7	216.6	211.8	211.9	209.5	205.7	209.5
Net underwriting gain (loss) and other revenue	(7.4)	(4.6)	(3.5)	(5.0)	(3.2)	(7.4)	(3.2)
Administrative expenses	(180.6)	(174.3)	(169.5)	(178.5)	(188.0)	(180.6)	(188.0)
Trail commissions	(35.2)	(35.7)	(34.9)	(34.5)	(33.7)	(35.2)	(33.7)
DAC/VOBA and other intangibles amortization, excluding unlocking	(36.7)	(41.1)	(41.6)	(39.0)	(37.0)	(36.7)	(37.0)
DAC/VOBA and other intangibles unlocking	(4.2)	4.6	(30.4)	7.1	(11.3)	(4.2)	(11.3)
Operating earnings before income taxes	**124.5**	**149.9**	**117.2**	**135.8**	**114.9**	**124.5**	**114.9**
Gross investment income							
Fixed income	358.1	354.7	353.4	351.0	363.7	358.1	363.7
Limited partnership income	0.3	0.7	3.5	2.6	3.0	0.3	3.0
Prepayment fee income	14.8	19.5	13.8	8.4	4.3	14.8	4.3
Total gross investment income	**373.2**	**374.9**	**370.7**	**362.0**	**371.0**	**373.2**	**371.0**
Investment expenses	(14.8)	(14.8)	(15.0)	(14.7)	(15.1)	(14.8)	(15.1)
Credited interest	(200.7)	(203.9)	(202.7)	(200.3)	(204.3)	(200.7)	(204.3)
Net margin	**157.7**	**156.2**	**153.0**	**147.0**	**151.6**	**157.7**	**151.6**
Other investment income [(1)]	25.2	28.2	32.3	26.8	27.0	25.2	27.0
Investment spread and other investment income	**182.9**	**184.4**	**185.3**	**173.8**	**178.6**	**182.9**	**178.6**
Fee based margin							
Fee based margin - excluding Recordkeeping	159.6	163.2	161.2	158.3	155.4	159.6	155.4
Fee based margin - Recordkeeping	46.2	53.5	50.7	53.5	54.1	46.2	54.1
Fee based margin	**205.7**	**216.6**	**211.8**	**211.9**	**209.5**	**205.7**	**209.5**

(1) Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.

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Voya Financial Retirement Operating Earnings Page 21 of 69 Year-to-Date Three Months Ended (in millions USD) 3/31/15 12/31/14 9/30/14 6/30/14 3/31/14 3/31/15 3/31/14 Operating revenues Net investment income and net realized gains (losses) 388.9 394.4 393.6 379.6 388.5 388.9 388.5 Fee income 186.9 194.8 193.5 192.9 191.1 186.9 191.1 Premiums 10.7 21.8 0.7 3.4 0.7 10.7 0.7 Other revenue 14.0 19.3 17.9 17.0 18.2 14.0 18.2 Total operating revenues 600.5 630.3 605.7 592.9 598.5 600.5 598.5 Operating benefits and expenses Interest credited and other benefits to contract owners/policyholders (216.6) (230.9) (209.4) (209.3) (210.7) (216.6) (210.7) Operating expenses (219.8) (214.3) (208.6) (217.3) (226.0) (219.8) (226.0) Net amortization of DAC/VOBA (39.6) (35.2) (70.5) (30.5) (46.9) (39.6) (46.9) Total operating benefits and expenses (476.0) (480.4) (488.5) (457.1) (483.6) (476.0) (483.6) Operating earnings before income taxes 124.5 149.9 117.2 135.8 114.9 124.5 114.9

Voya Financial Retirement AUM/AUA Page 22 of 69 Balances as of (in millions USD) 3/31/15 12/31/14 9/30/14 6/30/14 3/31/14 Assets under management by product group Corporate markets 44,987.5 43,806.9 42,269.8 42,499.1 40,967.4 Tax-exempt markets 55,314.3 53,896.6 53,406.6 53,910.8 53,564.2 Total full service plans 100,301.8 97,703.5 95,676.4 96,409.9 94,531.6 Stable value 8,925.0 8,778.4 8,827.1 8,843.6 8,908.6 Retail wealth management 3,275.5 3,211.4 3,151.2 3,174.8 3,074.9 Total AUM 112,502.3 109,693.3 107,654.7 108,428.2 106,515.1 AUA 201,584.0 244,851.2 240,939.0 241,664.0 235,906.0 Total AUM and AUA 314,086.3 354,544.5 348,593.7 350,092.2 342,421.1 Assets under management by fund group General account 28,006.7 27,716.3 27,498.0 27,389.5 28,205.7 Guaranteed separate account 8,050.2 7,932.7 8,111.5 8,159.8 8,114.6 Non-guaranteed separate account 52,726.7 51,709.2 51,000.6 51,960.0 50,164.8 Mutual funds/Institutional funds 23,718.7 22,335.1 21,044.6 20,918.9 20,030.0 Total AUM 112,502.3 109,693.3 107,654.7 108,428.2 106,515.1 AUA 201,584.0 244,851.2 240,939.0 241,664.0 235,906.0 Total AUM and AUA 314,086.3 354,544.5 348,593.7 350,092.2 342,421.1

Page 23 of 69

Voya Financial
Retirement AUM Rollforward

(in millions USD)	Three Months Ended					Year-to-Date	
	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	3/31/15	3/31/14
Full service - Corporate markets							
Assets under management, beginning of period	43,806.9	42,269.8	42,499.1	40,967.4	40,123.7	43,806.9	40,123.7
Transfer/Single deposits	956.6	1,469.0	884.6	913.8	900.7	956.6	900.7
Recurring deposits	1,238.9	926.0	956.3	953.5	1,108.9	1,238.9	1,108.9
Deposits	2,195.5	2,395.0	1,840.9	1,867.3	2,009.6	2,195.5	2,009.6
Surrenders, benefits, and product charges	(2,021.3)	(1,919.9)	(1,595.7)	(1,678.9)	(1,669.6)	(2,021.3)	(1,669.6)
Net Flows	174.2	475.1	245.2	188.4	340.0	174.2	340.0
Interest credited and investment performance	1,006.3	1,062.0	(474.4)	1,343.3	503.7	1,006.3	503.7
Transfer to reinsurer [3]	-	-	-	-	-	-	-
Assets under management, end of period	**44,987.5**	**43,806.9**	**42,269.8**	**42,499.1**	**40,967.4**	**44,987.5**	**40,967.4**
Full service - Tax-exempt markets							
Assets under management, beginning of period	53,896.6	53,406.6	53,910.8	53,564.2	53,200.5	53,896.6	53,200.5
Transfer/Single deposits	837.6	837.9	338.5	241.6	269.7	837.6	269.7
Recurring deposits	778.5	735.8	669.9	764.9	779.4	778.5	779.4
Deposits	1,616.1	1,573.7	1,008.4	1,006.5	1,049.1	1,616.1	1,049.1
Surrenders, benefits, and product charges	(1,221.5)	(2,140.0)	(1,295.3)	(1,100.4)	(1,330.7)	(1,221.5)	(1,330.7)
Net Flows	394.6	(566.3)	(286.9)	(93.9)	(281.6)	394.6	(281.6)
Interest credited and investment performance	1,023.1	1,056.2	(217.3)	1,349.3	645.3	1,023.1	645.3
Transfer to reinsurer [3]	-	-	-	(908.8)	-	-	-
Assets under management, end of period	**55,314.3**	**53,896.6**	**53,406.6**	**53,910.8**	**53,564.2**	**55,314.3**	**53,564.2**
Stable value [1]							
Assets under management, beginning of period	8,778.4	8,827.1	8,843.6	8,908.6	8,914.3	8,778.4	8,914.3
Transfer/Single deposits	169.5	121.9	46.0	25.6	134.9	169.5	134.9
Recurring deposits	42.7	49.0	44.9	34.9	47.1	42.7	47.1
Deposits	212.2	170.9	90.9	60.5	182.0	212.2	182.0
Surrenders, benefits, and product charges	(126.1)	(281.8)	(115.1)	(205.0)	(242.2)	(126.1)	(242.2)
Net Flows	86.1	(110.9)	(24.2)	(144.5)	(60.2)	86.1	(60.2)
Interest credited and investment performance	60.5	62.2	7.5	79.5	54.5	60.5	54.5
Transfer to reinsurer [3]	-	-	-	-	-	-	-
Assets under management, end of period	**8,925.0**	**8,778.4**	**8,827.1**	**8,843.6**	**8,908.6**	**8,925.0**	**8,908.6**
Retail wealth management							
Assets under management, beginning of period	3,211.4	3,151.2	3,174.8	3,074.9	2,998.4	3,211.4	2,998.4
Transfer/Single deposits	243.6	224.2	225.4	263.2	281.8	243.6	281.8
Recurring deposits	0.6	0.3	0.2	0.6	0.6	0.6	0.6
Deposits	244.2	224.5	225.6	263.8	282.4	244.2	282.4
Surrenders, benefits, and product charges	(238.7)	(224.7)	(226.3)	(236.1)	(236.2)	(238.7)	(236.2)
Net Flows	5.5	(0.2)	(0.7)	27.7	46.2	5.5	46.2
Interest credited and investment performance	58.5	60.5	(22.9)	72.2	30.3	58.5	30.3
Transfer to reinsurer [3]	-	-	-	-	-	-	-
Assets under management, end of period	**3,275.5**	**3,211.4**	**3,151.2**	**3,174.8**	**3,074.9**	**3,275.5**	**3,074.9**
Total AUM [2]							
Assets under management, beginning of period	109,693.3	107,654.7	108,428.2	106,515.1	105,236.9	109,693.3	105,236.9
Transfer/Single deposits	2,207.4	2,653.0	1,494.6	1,444.1	1,587.1	2,207.4	1,587.1
Recurring deposits	2,060.8	1,711.1	1,671.3	1,753.9	1,936.0	2,060.8	1,936.0
Deposits	4,268.2	4,364.1	3,165.9	3,198.0	3,523.1	4,268.2	3,523.1
Surrenders, benefits, and product charges	(3,607.6)	(4,566.4)	(3,232.3)	(3,220.4)	(3,478.7)	(3,607.6)	(3,478.7)
Net Flows	660.6	(202.3)	(66.4)	(22.4)	44.4	660.6	44.4
Interest credited and investment performance	2,148.4	2,240.9	(707.1)	2,844.3	1,233.8	2,148.4	1,233.8
Transfer to reinsurer [3]	-	-	-	(908.8)	-	-	-
Assets under management, end of period	**112,502.3**	**109,693.3**	**107,654.7**	**108,428.2**	**106,515.1**	**112,502.3**	**106,515.1**

[1] Where Voya is the Investment Manager
[2] Excludes Recordkeeping and Stable Value where Voya is not the Investment Manager
[3] Assets transferred to third parties through reinsurance transactions

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Annuities

Page 25 of 69

Voya Financial
Annuities Sources of Operating Earnings

(in millions USD)	Three Months Ended 3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	Year-to-Date 3/31/15	3/31/14
Sources of operating earnings before income taxes:							
Investment spread and other investment income	122.9	128.7	125.7	116.4	111.0	122.9	111.0
Fee based margin	15.5	14.8	14.6	14.0	13.2	15.5	13.2
Net underwriting gain (loss) and other revenue	7.5	6.2	3.3	9.0	7.0	7.5	7.0
Administrative expenses	(25.4)	(23.0)	(22.6)	(24.7)	(24.7)	(25.4)	(24.7)
Trail commissions	(11.9)	(9.6)	(11.8)	(11.7)	(10.4)	(11.9)	(10.4)
DAC/VOBA and other intangibles amortization, excluding unlocking	(49.5)	(51.3)	(48.7)	(45.3)	(44.5)	(49.5)	(44.5)
DAC/VOBA and other intangibles unlocking	9.5	(1.1)	17.8	6.5	3.2	9.5	3.2
Operating earnings before income taxes	**68.6**	**64.7**	**78.3**	**64.2**	**54.8**	**68.6**	**54.8**
Gross investment income							
Fixed income	252.6	257.3	259.7	259.7	257.9	252.6	257.9
Limited partnership income	0.1	2.3	6.2	3.5	4.7	0.1	4.7
Prepayment fee income	11.4	15.7	9.0	7.1	2.5	11.4	2.5
Total gross investment income	**264.1**	**275.3**	**274.9**	**270.3**	**265.1**	**264.1**	**265.1**
Investment expenses	(10.5)	(10.7)	(11.3)	(11.2)	(10.7)	(10.5)	(10.7)
Credited interest	(144.2)	(152.1)	(156.8)	(159.7)	(159.7)	(144.2)	(159.7)
Net margin	**109.4**	**112.5**	**106.8**	**99.4**	**94.7**	**109.4**	**94.7**
Other investment income [1]	13.5	16.2	18.9	17.0	16.3	13.5	16.3
Investment spread and other investment income	**122.9**	**128.7**	**125.7**	**116.4**	**111.0**	**122.9**	**111.0**

[1] Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans

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Voya Financial Annuities Operating Earnings Page 26 of 69 Year-to-Date Three Months Ended (in millions USD) 3/31/15 12/31/14 9/30/14 6/30/14 3/31/14 3/31/15 3/31/14 Operating revenues Net investment income and net realized gains (losses) 267.0 280.9 282.3 275.8 270.6 267.0 270.6 Fee income 15.2 14.6 15.0 14.2 13.2 15.2 13.2 Premiums 29.8 24.7 42.7 35.5 66.1 29.8 66.1 Other revenue 3.6 3.4 4.6 5.3 4.5 3.6 4.5 Total operating revenues 315.6 323.6 344.6 330.8 354.4 315.6 354.4 Operating benefits and expenses Interest credited and other benefits to contract owners/policyholders (175.4) (181.8) (204.1) (197.4) (229.8) (175.4) (229.8) Operating expenses (37.6) (32.9) (34.8) (36.6) (35.5) (37.6) (35.5) Net amortization of DAC/VOBA (34.0) (44.2) (27.4) (32.6) (34.3) (34.0) (34.3) Total operating benefits and expenses (247.0) (258.9) (266.3) (266.6) (299.6) (247.0) (299.6) Operating earnings before income taxes 68.6 64.7 78.3 64.2 54.8 68.6 54.8

Voya Financial Annuities AUM Page 27 of 69 Balances as of (in millions USD) 3/31/15 12/31/14 9/30/14 6/30/14 3/31/14 Assets Under Management Fixed single year 3,558.5 3,617.2 3,677.5 3,750.7 3,825.4 Fixed multi-year 2,226.0 2,288.9 2,653.9 3,224.4 3,342.9 Indexed 13,435.5 13,350.5 13,230.1 13,105.5 12,883.5 SPIA & Payout 2,874.0 2,878.5 2,892.1 2,886.1 2,871.1 Mutual funds 4,272.6 4,062.0 3,880.2 3,825.1 3,574.3 Other annuities 451.6 452.9 456.2 473.1 470.4 Total AUM 26,818.2 26,650.0 26,790.1 27,264.9 26,967.6 Assets Under Management General account 21,753.7 21,795.5 22,111.7 22,614.5 22,573.2 Separate account 791.9 792.5 798.2 825.3 820.1 Mutual funds 4,272.6 4,062.0 3,880.2 3,825.1 3,574.3 Total AUM 26,818.2 26,650.0 26,790.1 27,264.9 26,967.6

Page 28 of 69

Voya Financial
Annuities AUM Rollforward

(in millions USD)	Three Months Ended					Year-to-Date	
	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	3/31/15	3/31/14
Annual Reset Annuities/Multi-Year Guaranteed Annuities							
Assets Under Management, beginning of period	5,906.1	6,331.4	6,975.1	7,168.3	7,335.2	5,906.1	7,335.2
Deposits	8.3	6.2	6.8	8.7	12.0	8.3	12.0
Surrenders, benefits, and product charges	(177.5)	(486.7)	(710.8)	(267.6)	(245.2)	(177.5)	(245.2)
Net cash flow	(169.2)	(480.5)	(704.0)	(258.9)	(233.2)	(169.2)	(233.2)
Interest credited and investment performance	47.7	55.2	60.3	65.7	66.3	47.7	66.3
Assets Under Management, end of period	**5,784.6**	**5,906.1**	**6,331.4**	**6,975.1**	**7,168.3**	**5,784.6**	**7,168.3**
Fixed Indexed Annuities							
Assets Under Management, beginning of period	13,350.5	13,230.1	13,105.5	12,883.5	12,648.4	13,350.5	12,648.4
Deposits	325.7	360.1	338.1	430.4	436.2	325.7	436.2
Surrenders, benefits, and product charges	(344.6)	(348.7)	(338.6)	(348.0)	(316.5)	(344.6)	(316.5)
Net cash flow	(18.9)	11.4	(0.5)	82.4	119.8	(18.9)	119.8
Interest credited and investment performance	103.9	109.1	125.0	139.6	115.3	103.9	115.3
Assets Under Management, end of period	**13,435.5**	**13,350.5**	**13,230.1**	**13,105.5**	**12,883.5**	**13,435.5**	**12,883.5**
SPIA & Payout							
Assets Under Management, beginning of period	2,878.5	2,892.1	2,886.1	2,871.1	2,803.5	2,878.5	2,803.5
Deposits	64.6	63.1	76.6	81.4	119.6	64.6	119.6
Surrenders, benefits, and product charges	(106.3)	(111.2)	(103.2)	(107.6)	(86.4)	(106.3)	(86.4)
Net cash flow	(41.7)	(48.1)	(26.6)	(26.2)	33.2	(41.7)	33.2
Interest credited and investment performance	37.2	34.5	32.6	41.2	34.4	37.2	34.4
Assets Under Management, end of period	**2,874.0**	**2,878.5**	**2,892.1**	**2,886.1**	**2,871.1**	**2,874.0**	**2,871.1**
Mutual Fund Custodial							
Assets Under Management, beginning of period	4,062.0	3,880.2	3,825.1	3,574.3	3,384.9	4,062.0	3,384.9
Deposits	289.1	268.5	264.9	274.6	292.6	289.1	292.6
Surrenders, benefits, and product charges	(155.9)	(147.2)	(143.0)	(148.5)	(146.8)	(155.9)	(146.8)
Net cash flow	133.2	121.3	121.9	126.1	145.7	133.2	145.7
Interest credited and investment performance	77.4	60.5	(66.8)	124.7	43.7	77.4	43.7
Assets Under Management, end of period	**4,272.6**	**4,062.0**	**3,880.2**	**3,825.1**	**3,574.3**	**4,272.6**	**3,574.3**
Other Annuities							
Assets Under Management, beginning of period	452.9	456.2	473.1	470.4	474.8	452.9	474.8
Deposits	1.2	1.1	0.7	1.7	1.3	1.2	1.3
Surrenders, benefits, and product charges	(13.4)	(15.8)	(14.5)	(16.9)	(11.9)	(13.4)	(11.9)
Net cash flow	(12.2)	(14.7)	(13.8)	(15.2)	(10.5)	(12.2)	(10.5)
Interest credited and investment performance	10.9	11.4	(3.0)	17.8	6.1	10.9	6.1
Assets Under Management, end of period	**451.6**	**452.9**	**456.2**	**473.1**	**470.4**	**451.6**	**470.4**
Annuities - Total							
Assets Under Management, beginning of period	26,650.0	26,790.1	27,264.9	26,967.6	26,646.7	26,650.0	26,646.7
Deposits	688.8	699.0	687.1	796.9	861.6	688.8	861.6
Surrenders, benefits, and product charges	(797.7)	(1,109.6)	(1,310.0)	(888.7)	(806.8)	(797.7)	(806.8)
Net cash flow	(108.9)	(410.6)	(622.9)	(91.8)	54.8	(108.9)	54.8
Interest credited and investment performance	277.1	270.4	148.1	389.1	266.1	277.1	266.1
Assets Under Management, end of period	**26,818.2**	**26,650.0**	**26,790.1**	**27,264.9**	**26,967.6**	**26,818.2**	**26,967.6**

RETIREMENT | INVESTMENTS | INSURANCE

Investment Management

Voya Financial Investment Management Sources of Operating Earnings Page 30 of 69 Year-to-Date Three Months Ended (in millions USD) 3/31/15 12/31/14 9/30/14 6/30/14 3/31/14 3/31/15 3/31/14 Sources of operating earnings before income taxes: Investment capital and other investment income 6.5 (4.4) 9.3 8.2 7.5 6.5 7.5 Fee based margin 156.6 167.8 159.0 155.0 153.0 156.6 153.0 Administrative expenses (116.2) (116.4) (109.7) (108.3) (110.7) (116.2) (110.7) Operating earnings before income taxes 46.9 47.0 58.6 54.9 49.8 46.9 49.8

Voya Financial Investment Management Operating Earnings Page 31 of 69 Year-to-Date Three Months Ended (in millions USD) 3/31/15 12/31/14 9/30/14 6/30/14 3/31/14 3/31/15 3/31/14 Operating revenues Net investment income and net realized gains (losses) 6.1 (4.6) 9.0 8.0 7.3 6.1 7.3 Fee income 146.9 148.7 149.5 147.1 145.8 146.9 145.8 Other revenue 10.1 19.3 9.8 8.1 7.4 10.1 7.4 Total operating revenues 163.1 163.4 168.3 163.2 160.5 163.1 160.5 Operating benefits and expenses Operating expenses (116.2) (116.4) (109.7) (108.3) (110.7) (116.2) (110.7) Total operating benefits and expenses (116.2) (116.4) (109.7) (108.3) (110.7) (116.2) (110.7) Operating earnings before income taxes 46.9 47.0 58.6 54.9 49.8 46.9 49.8

Page 32 of 69

Voya Financial
Investment Management Key Metrics

(in millions USD)	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	3/31/15	3/31/14
	Balances as of					Balances as of	
Client Assets by Source:							
External clients							
Investment Management sourced	71,188.4	69,644.3	69,232.2	70,518.2	69,104.4	71,188.4	69,104.4
Affiliate sourced	59,005.1	58,956.2	58,941.3	58,728.9	57,988.9	59,005.1	57,988.9
Subtotal external clients	**130,193.5**	**128,600.5**	**128,173.5**	**129,247.1**	**127,093.3**	**130,193.5**	**127,093.3**
General Account [1]	78,566.4	77,630.2	78,503.1	78,335.1	79,684.4	78,566.4	79,684.4
Total Client Assets (AUM)	**208,759.9**	**206,230.7**	**206,676.6**	**207,582.2**	**206,777.7**	**208,759.9**	**206,777.7**
Administration Only Assets (AUA)	52,861.8	52,396.5	53,080.7	55,778.9	53,688.8	52,861.8	53,688.8
Total AUM and AUA	**261,621.7**	**258,627.2**	**259,757.3**	**263,361.1**	**260,466.5**	**261,621.7**	**260,466.5**

	Three Months Ended					Year to Date	
	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	3/31/15	3/31/14
Analysis of investment advisory and administrative revenues, net, by source: [2]							
External clients							
Investment Management sourced	76.8	77.4	77.9	77.4	78.5	76.8	78.5
Affiliate sourced	30.7	31.7	32.1	28.9	28.3	30.7	28.3
Subtotal External Clients	**107.5**	**109.1**	**110.0**	**106.3**	**106.8**	**107.5**	**106.8**
General Account	36.1	36.2	36.0	36.5	36.1	36.1	36.1
Total investment advisory and administrative revenues, net, from AUM	**143.6**	**145.3**	**146.0**	**142.8**	**142.9**	**143.6**	**142.9**
Administration Only Fees	3.3	3.4	3.5	4.3	2.9	3.3	2.9
Total investment advisory and administrative revenues, net, by source [2]	**146.9**	**148.7**	**149.5**	**147.1**	**145.8**	**146.9**	**145.8**
Revenue Yield (bps): [2] [3]							
External clients							
Investment Management sourced	43.6	44.6	44.4	44.7	46.7	43.6	46.7
Affiliate sourced	20.8	21.4	21.6	19.9	20.4	20.8	20.4
Revenue Yield on Institutional/retail	**33.2**	**33.9**	**34.0**	**33.3**	**34.8**	**33.2**	**34.8**
General Account	18.6	18.5	18.4	18.4	18.3	18.6	18.3
Revenue Yield on Client Assets (AUM)	**27.7**	**28.1**	**28.1**	**27.6**	**28.3**	**27.7**	**28.3**
Revenue Yield on Administration Only Assets (AUA)	2.5	2.6	2.6	3.2	2.1	2.5	2.1
Total Revenue Yield on AUM and AUA (bps) [2] [3]	**22.6**	**22.9**	**22.8**	**22.5**	**22.6**	**22.6**	**22.6**

(1) General Account assets reported on a Statutory Book Value billing basis consistent with revenues earned.

(2) Measures used by management to evaluate ongoing business performance, allowing for more appropriate comparisons with industry peers.

(3) Revenue Yields calculated using average client assets for the period.

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Page 33 of 69

Voya Financial
Investment Management Account Rollforward by Source

(in millions USD)	Three Months Ended 3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	Year-to-Date 3/31/15	3/31/14
AUM Roll-forward By Source							
Investment Management Sourced							
Beginning AUM	**69,644.3**	**69,232.2**	**70,518.2**	**69,104.4**	**66,362.2**	**69,644.3**	**66,362.2**
Inflows							
Inflows from sub-advisor replacements	-	-	-	-	-	-	-
Inflows-other	3,891.1	3,932.3	2,872.2	3,106.7	4,189.3	3,891.1	4,189.3
Outflows	(3,142.6)	(3,133.8)	(3,284.8)	(3,701.5)	(2,844.0)	(3,142.6)	(2,844.0)
Net Flows	**748.5**	**798.5**	**(412.6)**	**(594.8)**	**1,345.3**	**748.5**	**1,345.3**
Net Money Market Flows	7.2	7.6	(13.1)	(34.1)	28.1	7.2	28.1
Change in Market Value	879.2	1,222.8	(1,052.2)	1,614.4	843.6	879.2	843.6
Other (Including Acquisitions / Divestitures)	(90.7)	(1,616.8)	191.9	428.3	525.2	(90.7)	525.2
Investment Management sourced AUM End of Period	**71,188.4**	**69,644.3**	**69,232.2**	**70,518.2**	**69,104.4**	**71,188.4**	**69,104.4**
Organic Growth (Long Term Net Flows / Beginning of Period AUM)	1.07%	1.15%	-0.59%	-0.86%	2.03%	1.07%	2.03%
Market Growth %	1.26%	1.77%	-1.49%	2.34%	1.27%	1.26%	1.27%
Affiliate Sourced							
Beginning AUM	**58,956.2**	**58,941.3**	**58,728.9**	**57,988.9**	**53,935.0**	**58,956.2**	**53,935.0**
Inflows							
Inflows from sub-advisor replacements	-	785.1	2,130.2	-	4,671.9	-	4,671.9
Inflows-other	964.2	923.8	667.5	757.3	949.2	964.2	949.2
Outflows	(2,038.4)	(2,696.9)	(2,206.3)	(2,020.2)	(2,082.2)	(2,038.4)	(2,082.2)
Net Flows	**(1,074.1)**	**(988.0)**	**591.4**	**(1,262.9)**	**3,538.9**	**(1,074.1)**	**3,538.9**
Net Money Market Flows	(81.2)	(110.0)	(34.1)	(95.8)	(45.5)	(81.2)	(45.5)
Change in Market Value	1,323.1	1,300.0	(293.4)	1,915.8	639.8	1,323.1	639.8
Other (Including Acquisitions / Divestitures)	(118.9)	(187.1)	(51.6)	182.9	(79.3)	(118.9)	(79.3)
Affiliate sourced AUM End of Period	**59,005.1**	**58,956.2**	**58,941.3**	**58,728.9**	**57,988.9**	**59,005.1**	**57,988.9**
Organic Growth (Long Term Net Flows / Beginning of Period AUM)	-1.82%	-1.68%	1.01%	-2.18%	6.56%	-1.82%	6.56%
Market Growth %	2.24%	2.21%	-0.50%	3.30%	1.19%	2.24%	1.19%
Other affiliate sourced net flows	(230.9)	255.5	1,581.4	(401.4)	4,340.2	(230.9)	4,340.2
Variable annuity net flows	(843.2)	(1,243.5)	(990.0)	(861.5)	(801.3)	(843.2)	(801.3)
Total affiliate sourced net flows	**(1,074.1)**	**(988.0)**	**591.4**	**(1,262.9)**	**3,538.9**	**(1,074.1)**	**3,538.9**
Investment Management sourced net flows	**748.5**	**798.5**	**(412.6)**	**(594.8)**	**1,345.3**	**748.5**	**1,345.3**
Total net flows	**(325.6)**	**(189.5)**	**178.8**	**(1,857.7)**	**4,884.2**	**(325.6)**	**4,884.2**
Net Flows excluding sub-advisor replacements and variable annuity net flows	**517.6**	**268.9**	**(961.4)**	**(996.2)**	**1,013.6**	**517.6**	**1,013.6**

RETIREMENT | INVESTMENTS | INSURANCE

Voya Financial Investment Management Account Value by Asset Type Page 34 of 69 Balances as of 3/31/15 12/31/14 9/30/14 6/30/14 3/31/14 (in millions USD) Institutional Equity 18,136.8 18,095.7 18,143.9 18,465.7 18,934.5 Fixed Income 38,965.9 38,036.2 38,535.2 39,259.3 38,014.5 Real Estate ————— Money Market 19.5 11.7 11.4 11.5 28.1 Total 57,122.2 56,143.6 56,690.5 57,736.5 56,977.1 Retail Equity 44,245.8 43,880.8 44,026.3 43,723.5 42,320.6 Fixed Income 19,432.4 19,252.9 18,604.5 18,505.3 18,798.5 Real Estate 7,578.7 7,436.7 6,889.1 7,250.2 6,873.5 Money Market 1,814.4 1,886.5 1,963.1 2,031.6 2,123.6 Total 73,071.3 72,456.9 71,483.0 71,510.6 70,116.2 General Account Equity 212.7 215.8 232.1 254.7 265.4 Fixed Income 77,102.4 76,125.5 77,227.6 77,204.4 78,457.1 Real Estate ————— Money Market 1,251.3 1,288.9 1,043.4 876.0 961.9 Total 78,566.4 77,630.2 78,503.1 78,335.1 79,684.4 Combined Asset Type Equity 62,595.3 62,192.3 62,402.3 62,443.9 61,520.5 Fixed Income 135,500.7 133,414.6 134,367.3 134,969.0 135,270.1 Real Estate 7,578.7 7,436.7 6,889.1 7,250.2 6,873.5 Money Market 3,085.2 3,187.1 3,017.9 2,919.1 3,113.6 Total 208,759.9 206,230.7 206,676.6 207,582.2 206,777.7

Individual Life

Voya Financial
Individual Life Sources of Operating Earnings

Page 36 of 69

(in millions USD)	Three Months Ended					Year-to-Date	
	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	3/31/15	3/31/14
Sources of operating earnings before income taxes:							
Investment spread and other investment income	65.3	65.7	59.6	52.1	53.9	65.3	53.9
Fee based margin	4.2	4.3	4.4	4.4	5.5	4.2	5.5
Net underwriting gain (loss) and other revenue	88.2	137.7	93.4	123.9	86.7	88.2	86.7
Administrative expenses	(61.4)	(60.8)	(62.3)	(64.4)	(68.3)	(61.4)	(68.3)
Trail commissions	(9.8)	(3.5)	(6.2)	(6.0)	(6.2)	(9.8)	(6.2)
DAC/VOBA and other intangibles amortization, excluding unlocking	(43.2)	(45.9)	(42.0)	(45.1)	(33.4)	(43.2)	(33.4)
DAC/VOBA and other intangibles unlocking	0.1	5.5	(7.1)	(1.5)	(7.1)	0.1	(7.1)
Operating earnings before income taxes	**43.4**	**103.0**	**39.8**	**63.4**	**31.1**	**43.4**	**31.1**
Gross Investment Income							
Fixed income	207.8	210.9	212.5	209.1	210.7	207.8	210.7
Limited partnership income	0.3	1.6	4.9	2.6	4.2	0.3	4.2
Prepayment fee income	11.3	9.1	4.5	3.0	0.5	11.3	0.5
Total gross investment income	**219.4**	**221.6**	**221.9**	**214.7**	**215.4**	**219.4**	**215.4**
Investment expenses	(5.9)	(5.9)	(6.2)	(6.0)	(6.1)	(5.9)	(6.1)
Credited interest	(155.4)	(157.9)	(164.8)	(163.9)	(162.1)	(155.4)	(162.1)
Net margin	**58.1**	**57.8**	**50.9**	**44.8**	**47.2**	**58.1**	**47.2**
Other investment income [(1)]	7.2	7.9	8.7	7.3	6.7	7.2	6.7
Investment spread and other investment income	**65.3**	**65.7**	**59.6**	**52.1**	**53.9**	**65.3**	**53.9**
Net underwriting gain (loss) and other revenue							
Fee Revenue/Premiums	459.9	460.8	492.3	504.3	488.5	459.9	488.5
Net Mortality, including Reinsurance	(309.1)	(244.8)	(326.4)	(299.4)	(326.4)	(309.1)	(326.4)
Reserve Change/Other	(62.6)	(78.3)	(72.5)	(81.0)	(75.4)	(62.6)	(75.4)
Total net underwriting gain (loss) and other revenue	**88.2**	**137.7**	**93.4**	**123.9**	**86.7**	**88.2**	**86.7**

[(1)] Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans

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Voya Financial Individual Life Operating Earnings Page 37 of 69 Year-to-Date Three Months Ended (in millions USD) 3/31/15 12/31/14 9/30/14 6/30/14 3/31/14 3/31/15 3/31/14 Operating revenues Net investment income and net realized gains (losses) 222.4 223.5 226.3 215.5 219.8 222.4 219.8 Fee income 295.3 273.2 269.3 285.5 283.6 295.3 283.6 Premiums 146.6 145.1 179.1 191.7 183.7 146.6 183.7 Other revenue 4.5 4.8 4.4 7.2 5.1 4.5 5.1 Total operating revenues 668.8 646.6 679.1 699.9 692.2 668.8 692.2 Operating benefits and expenses Interest credited and other benefits to contract owners/policyholders (490.6) (455.7) (632.8) (499.3) (527.8) (490.6) (527.8) Operating expenses (92.3) (83.5) (88.7) (91.3) (95.7) (92.3) (95.7) Net amortization of DAC/VOBA (42.5) (4.4) 82.2 (45.9) (37.6) (42.5) (37.6) Interest expense——————— Total operating benefits and expenses (625.4) (543.6) (639.3) (636.5) (661.1) (625.4) (661.1) Operating earnings before income taxes 43.4 103.0 39.8 63.4 31.1 43.4 31.1

Page 38 of 69

Voya Financial
Individual Life Key Metrics

(in millions USD)	Three Months Ended 3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	Year-to-Date 3/31/15	3/31/14
Sales by Product Line							
Guaranteed	-	0.1	-	-	-	-	-
Accumulation	1.6	2.3	2.6	2.1	2.8	1.6	2.8
Indexed	14.4	12.6	16.0	13.3	7.9	14.4	7.9
Total Universal life	**16.0**	**15.0**	**18.6**	**15.4**	**10.7**	**16.0**	**10.7**
Variable life	1.0	3.4	1.4	1.5	0.9	1.0	0.9
Term	4.9	5.9	6.8	8.1	7.2	4.9	7.2
Whole life	-	-	-	-	0.1	-	0.1
Total sales by product line	**21.9**	**24.3**	**26.8**	**25.0**	**18.9**	**21.9**	**18.9**
Gross premiums and deposits by product:							
Interest sensitive	297.2	295.5	292.5	291.5	276.0	297.2	276.0
Non - interest sensitive	177.7	184.1	218.8	232.7	223.6	177.7	223.6
Total gross premiums and deposits [1]	**475.0**	**479.6**	**511.3**	**524.2**	**499.6**	**475.0**	**499.6**
Applications							
New business policy count (Paid)	5,407	6,380	7,452	8,837	7,879	5,407	7,879
End of Period:							
In-force face amount (by product) [1]							
Universal life	77,580	77,798	77,867	77,948	78,162	77,580	78,162
Variable life	26,100	26,432	26,806	27,250	27,667	26,100	27,667
Term	367,382	369,498	491,344	493,570	494,756	367,382	494,756
Whole life	2,054	2,087	2,110	2,145	2,176	2,054	2,176
Total In-force Face	**473,115**	**475,816**	**598,128**	**600,914**	**602,761**	**473,115**	**602,761**
In-force policy count (in whole numbers) [1]							
Universal life	277,713	280,722	283,349	286,236	289,045	277,713	289,045
Variable life	61,629	62,609	63,597	64,569	65,635	61,629	65,635
Term	644,643	648,634	822,955	826,465	828,414	644,643	828,414
Whole life	130,246	132,806	135,450	138,054	140,209	130,246	140,209
Total Policy Counts	**1,114,231**	**1,124,771**	**1,305,351**	**1,315,324**	**1,323,303**	**1,114,231**	**1,323,303**
Assets under management [1]							
General account	13,035.7	12,995.3	13,424.2	13,381.3	13,308.0	13,035.7	13,308.0
Separate account	2,738.3	2,713.0	2,694.5	2,761.6	2,699.7	2,738.3	2,699.7
Total	**15,774.0**	**15,708.3**	**16,118.7**	**16,142.9**	**16,007.7**	**15,774.0**	**16,007.7**

[1] Excludes amounts transferred to third parties through reinsurance transactions

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VOYA FINANCIAL

Employee Benefits

Page 40 of 69

Voya Financial
Employee Benefits Sources of Operating Earnings

(in millions USD)	Three Months Ended 3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	Year-to-Date 3/31/15	3/31/14
Sources of operating earnings before income taxes:							
Investment spread and other investment income	11.0	12.5	14.3	11.4	10.9	11.0	10.9
Net underwriting gain (loss) and other revenue	102.8	111.7	88.3	91.5	83.1	102.8	83.1
Administrative expenses	(45.9)	(43.5)	(40.0)	(42.0)	(44.7)	(45.9)	(44.7)
Trail commissions	(22.7)	(20.2)	(21.0)	(18.9)	(23.4)	(22.7)	(23.4)
DAC/VOBA and other intangibles amortization, excluding unlocking	(3.9)	(3.3)	(3.2)	(2.4)	(4.4)	(3.9)	(4.4)
DAC/VOBA and other intangibles unlocking	(0.7)	-	(1.4)	(1.8)	(4.6)	(0.7)	(4.6)
Operating earnings before income taxes	**40.6**	**57.2**	**37.0**	**37.8**	**16.9**	**40.6**	**16.9**
Gross Investment Income							
Fixed income	24.8	25.0	25.6	25.3	24.7	24.8	24.7
Limited partnership income	-	0.1	0.6	0.3	0.4	-	0.4
Prepayment fee income	0.1	0.8	0.7	0.4	0.1	0.1	0.1
Total gross investment income	**24.9**	**25.9**	**26.9**	**26.0**	**25.2**	**24.9**	**25.2**
Investment expenses	(0.8)	(0.8)	(0.7)	(0.7)	(0.8)	(0.8)	(0.8)
Credited interest	(15.4)	(15.3)	(14.9)	(16.4)	(15.8)	(15.4)	(15.8)
Net margin	**8.7**	**9.8**	**11.3**	**8.9**	**8.6**	**8.7**	**8.6**
Other investment income [1]	2.3	2.7	3.0	2.5	2.3	2.3	2.3
Investment spread and other investment income	**11.0**	**12.5**	**14.3**	**11.4**	**10.9**	**11.0**	**10.9**
Group life							
Premiums	116.1	114.1	111.9	115.7	113.3	116.1	113.3
Benefits	(86.1)	(82.4)	(84.3)	(86.4)	(92.9)	(86.1)	(92.9)
Other [2]	(1.9)	(2.5)	(2.3)	(1.8)	(2.1)	(1.9)	(2.1)
Total	**28.1**	**29.2**	**25.3**	**27.5**	**18.3**	**28.1**	**18.3**
Loss Ratio (Interest adjusted)	**74.2%**	**72.2%**	**75.4%**	**74.7%**	**82.0%**	**74.2%**	**82.0%**
Group stop loss							
Premiums	192.9	167.4	164.1	164.0	163.9	192.9	163.9
Benefits	(135.7)	(103.7)	(118.4)	(118.5)	(118.6)	(135.7)	(118.6)
Other [2]	(2.6)	(1.4)	(0.8)	(0.9)	(1.4)	(2.6)	(1.4)
Total	**54.6**	**62.4**	**44.9**	**44.6**	**43.9**	**54.6**	**43.9**
Loss Ratio	**70.4%**	**61.9%**	**72.1%**	**72.2%**	**72.4%**	**70.4%**	**72.4%**
Voluntary Benefits, Disability, and Other	**20.2**	**20.0**	**18.3**	**19.5**	**21.0**	**20.2**	**21.0**
Net underwriting gain (loss) and other revenue	**102.8**	**111.7**	**88.3**	**91.5**	**83.1**	**102.8**	**83.1**

[1] Includes investment income on assets backing surplus that has been allocated from the corporate segment.

[2] Other includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.

RETIREMENT I INVESTMENTS I INSURANCE

VOYA FINANCIAL

Voya Financial Employee Benefits Operating Earnings Page 41 of 69 Year-to-Date Three Months Ended (in millions USD) 3/31/15 12/31/14 9/30/14 6/30/14 3/31/14 3/31/15 3/31/14 Operating revenues Net investment income and net realized gains (losses) 26.5 27.8 29.1 27.7 26.7 26.5 26.7 Fee income 15.8 15.4 23.9 14.7 15.6 15.8 15.6 Premiums 330.0 303.4 293.7 302.8 296.3 330.0 296.3 Other revenue (1.4) (0.9) (0.8) (2.7) 0.3 (1.4) 0.3 Total operating revenues 370.9 345.7 345.9 342.5 338.9 370.9 338.9 Operating benefits and expenses Interest credited and other benefits to contract owners/policyholders (255.4) (220.9) (235.7) (239.6) (244.5) (255.4) (244.5) Operating expenses (70.3) (64.5) (60.9) (60.9) (68.4) (70.3) (68.4) Net amortization of DAC/VOBA (4.6) (3.1) (12.3) (4.2) (9.1) (4.6) (9.1) Total operating benefits and expenses (330.3) (288.5) (308.9) (304.7) (322.0) (330.3) (322.0) Operating earnings before income taxes 40.6 57.2 37.0 37.8 16.9 40.6 16.9

Voya Financial Employee Benefits Key Metrics Page 42 of 69 Three Months Ended Year-to-Date (in millions USD) 3/31/15 12/31/14 9/30/14 6/30/14 3/31/14 3/31/15 3/31/14 Sales Group life (Basic / Sup / AD&D) 36.6 5.4 7.2 4.1 37.5 36.6 37.5 Group stop loss 203.0 11.6 21.8 9.4 182.4 203.0 182.4 Disability 6.9 1.2 1.0 0.7 8.6 6.9 8.6 Association (Life, DI, PAI) 11.2 4.5 — 0.7 — 11.2 — Other (PAI) 0.6 0.1 0.3 — 1.0 0.6 1.0 Total group products 258.3 22.8 30.3 14.9 229.5 258.3 229.5 Voluntary products 14.5 9.0 5.2 4.3 22.3 14.5 22.3 Total sales by product line 272.8 31.8 35.5 19.2 251.8 272.8 251.8 Total gross premiums and deposits 374.6 342.4 340.6 348.3 342.9 374.6 342.9 Total annualized in-force premiums 1,564.7 1,406.4 1,398.2 1,396.7 1,407.7 1,564.7 1,407.7 Assets under management (EOP) General account 1,755.4 1,761.1 1,780.8 1,791.3 1,760.5 1,755.4 1,760.5 Separate account 16.1 16.1 16.0 16.2 15.9 16.1 15.9 Total 1,771.5 1,777.2 1,796.8 1,807.5 1,776.4 1,771.5 1,776.4

Corporate

Voya Financial Corporate Operating Earnings Page 44 of 69 Year-to-Date Three Months Ended (in millions USD) 3/31/15 12/31/14 9/30/14 6/30/14 3/31/14 3/31/15 3/31/14 Interest expense (48.0) (47.5) (46.8) (46.7) (47.0) (48.0) (47.0) Amortization of intangibles (9.2) (9.2) (9.2) (8.6) (8.6) (9.2) (8.6) Other (1) 9.0 9.0 8.9 17.0 18.3 9.0 18.3 Operating earnings before income taxes (48.2) (47.7) (47.1) (38.3) (37.3) (48.2) (37.3) (1) The three months ended 3/31/14 and 6/30/14 include $(1.8) million and $5.8 million of net investment income from Lehman Recovery, respectively.

Closed Blocks (Variable Annuity and Other)

Page 46 of 69

Voya Financial
Closed Block ISP and Other Operating Earnings

(in millions USD)	Three Months Ended 3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	Year-to-Date 3/31/15	3/31/14
Closed Block Institutional Spread Products	5.1	(1.0)	8.5	6.6	5.4	5.1	5.4
Closed Block Other	8.7	3.8	2.0	3.9	(4.5)	8.7	(4.5)
Operating earnings before income taxes	**13.8**	**2.8**	**10.5**	**10.5**	**0.9**	**13.8**	**0.9**

Closed Block Institutional Spread Products	Three Months Ended 3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	Year-to-Date 3/31/15	3/31/14
Operating revenues							
Net investment income and net realized gains (losses)	15.0	20.6	18.4	16.6	17.2	15.0	17.2
Premiums	-	0.5	0.6	0.6	0.6	-	0.6
Other revenue	(0.1)	(0.2)	(0.4)	(0.2)	(0.2)	(0.1)	(0.2)
Total operating revenues	**14.9**	**20.9**	**18.6**	**17.0**	**17.6**	**14.9**	**17.6**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(7.2)	(19.5)	(7.5)	(7.5)	(8.8)	(7.2)	(8.8)
Operating expenses	(2.6)	(2.3)	(2.5)	(2.8)	(3.3)	(2.6)	(3.3)
Net amortization of DAC/VOBA	-	(0.1)	(0.1)	(0.1)	(0.1)	-	(0.1)
Total operating benefits and expenses	**(9.8)**	**(21.9)**	**(10.1)**	**(10.4)**	**(12.2)**	**(9.8)**	**(12.2)**
Operating earnings before income taxes	**5.1**	**(1.0)**	**8.5**	**6.6**	**5.4**	**5.1**	**5.4**

Closed Block Other	Three Months Ended 3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	Year-to-Date 3/31/15	3/31/14
Operating revenues							
Net investment income and net realized gains (losses)	5.5	5.7	6.0	6.2	5.9	5.5	5.9
Premiums	1.2	1.1	0.6	0.9	1.9	1.2	1.9
Other revenue	0.3	-	0.2	(0.1)	0.2	0.3	0.2
Total operating revenues	**7.0**	**6.8**	**6.8**	**7.0**	**8.0**	**7.0**	**8.0**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	3.4	(1.1)	(0.4)	(1.4)	(6.7)	3.4	(6.7)
Operating expenses	(1.7)	(1.9)	(4.4)	(1.7)	(5.8)	(1.7)	(5.8)
Total operating benefits and expenses	**1.7**	**(3.0)**	**(4.8)**	**(3.1)**	**(12.5)**	**1.7**	**(12.5)**
Operating earnings before income taxes	**8.7**	**3.8**	**2.0**	**3.9**	**(4.5)**	**8.7**	**(4.5)**

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VOYA FINANCIAL

Page 47 of 69

Voya Financial
Closed Block Variable Annuity Income (Loss) before income taxes

(in millions USD)	Three Months Ended					Year-to-Date	
	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	3/31/15	3/31/14
Revenues							
Net investment income	50.9	46.5	43.0	38.9	34.8	50.9	34.8
Fee income	288.0	302.9	316.2	315.8	316.8	288.0	316.8
Premiums	89.2	303.0	76.0	93.0	50.2	89.2	50.2
Net realized gains (losses)	(171.2)	(467.3)	222.1	(339.4)	(121.1)	(171.2)	(121.1)
Other revenues and premiums	2.5	3.6	3.3	3.8	3.9	2.5	3.9
Total revenues	**259.4**	**188.7**	**660.6**	**112.1**	**284.6**	**259.4**	**284.6**
Benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(168.5)	(376.2)	(429.3)	(62.8)	(126.5)	(168.5)	(126.5)
Operating expenses and interest expense	(112.1)	(116.0)	(116.9)	(118.6)	(122.1)	(112.1)	(122.1)
Net amortization of DAC/VOBA	(13.2)	(18.8)	16.6	(14.8)	(15.8)	(13.2)	(15.8)
Total benefits and expenses	**(293.8)**	**(511.0)**	**(529.6)**	**(196.2)**	**(264.4)**	**(293.8)**	**(264.4)**
Income (loss) before income taxes	**(34.4)**	**(322.3)**	**131.0**	**(84.1)**	**20.2**	**(34.4)**	**20.2**

	Three Months Ended					Year-to-Date	
	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	3/31/15	3/31/14
The following table presents notable items that result in volatility in income (loss) before income taxes:							
Net gains (losses) related to incurred guaranteed benefits and guarantee hedge program, excluding nonperformance risk [(1)]	(331.6)	(657.4)	(334.8)	(256.7)	(239.1)	(331.6)	(239.1)
Gains (losses) related to CHO program [(1)]	20.2	(47.7)	(7.5)	(43.2)	(10.9)	20.2	(10.9)
Gain (loss) due to nonperformance risk[(1)]	55.0	149.1	187.3	(32.2)	29.5	55.0	29.5
Net investment gains (losses) [(1)]	1.5	1.1	(0.2)	(0.7)	(0.6)	1.5	(0.6)
DAC/VOBA and other intangibles unlocking and loss recognition	0.3	(5.4)	37.8	1.6	0.4	0.3	0.4

[(1)] Amounts exclude net amortization of DAC/VOBA and other intangibles.

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Voya Financial Closed Block Variable Annuity Death and Living Benefits Page 48 of 69 Balances as of (in millions USD) 3/31/15 12/31/14 9/30/14 6/30/14 3/31/14 Death and living benefits-account value GMAB/GMWB 749 777 810 873 893 GMIB 13,796 14,027 14,828 15,641 15,594 GMWBL 15,766 15,804 15,921 16,548 16,373 No living benefits 10,326 10,469 10,626 11,106 11,117 Total (1) 40,637 41,077 42,185 44,168 43,977 Net amount at risk (after reinsurance) Total DB NAR 4,895 5,048 5,263 4,753 5,090 GMAB/GMWB 15 17 18 17 20 GMIB(2) 2,469 2,361 2,270 1,885 1,964 GMWBL(2) 1,646 1,324 902 695 656 Total LB NAR 4,130 3,702 3,190 2,597 2,640 (1)Excludes assets associated with Payout Reserves, Policy Loans, and Life Insurance Business (2) GMIB and GMWBL values represent discounted net amount at risk

Voya Financial Closed Block Variable Annuity AUM Rollforward Page 49 of 69 Three Months Ended Year-to-Date 3/31/15 12/31/14 9/30/14 6/30/14 3/31/14 3/31/15 3/31/14 (in millions USD) Products in accumulation phase: Balance as of beginning of period 41,132.0 42,238.2 44,223.4 44,022.8 44,788.2 41,132.0 44,788.2 Deposits 34.0 34.5 34.9 47.4 53.6 34.0 53.6 Surrenders, benefits, and product charges (1,229.5) (1,789.6) (1,260.1) (1,309.6) (1,234.4) (1,229.5) (1,234.4) Net cash flow (1,195.5) (1,755.1) (1,225.2) (1,262.2) (1,180.9) (1,195.5) (1,180.9) Interest credited and investment performance 755.4 648.9 (760.0) 1,462.8 415.4 755.4 415.4 Balance as of end of period 40,691.9 41,132.0 42,238.2 44,223.4 44,022.8 40,691.9 44,022.8 End of period contracts in payout status 2,275.8 2,082.2 1,312.0 1,167.0 1,019.2 2,275.8 1,019.2 Total balance as of end of period (1) 42,967.7 43,214.2 43,550.2 45,390.4 45,042.0 42,967.7 45,042.0 Assets Under Management General account 2,739.0 2,556.3 1,795.2 1,651.4 1,517.3 2,739.0 1,517.3 Separate account 40,228.7 40,657.9 41,755.0 43,739.0 43,524.7 40,228.7 43,524.7 Total* 42,967.7 43,214.2 43,550.2 45,390.4 45,042.0 42,967.7 45,042.0 (1) Includes products in accumulation and payout phase, Policy Loans, and Life Insurance Business

Investment Information

Page 51 of 69

Voya Financial
Portfolio Composition

(in millions USD)	Balances as of									
	3/31/15		12/31/14		9/30/14		6/30/14		3/31/14	
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Composition of Investment Portfolio										
Fixed maturities, available for sale, at fair value, before consolidation	71,417.4		69,910.3		70,180.5		70,948.8		70,474.0	
CLOs Adjustments [1]	(42.4)		(46.6)		(43.2)		(56.9)		(43.8)	
VOEs Adjustments [1]	42.4		46.6		18.4		32.4		19.5	
Fixed maturities, available for sale, at fair value, after consolidation	71,417.4	76.8%	69,910.3	77.0%	70,155.7	78.1%	70,924.3	78.9%	70,449.7	79.3%
Fixed maturities, at fair value using the fair value option	3,675.3	3.9%	3,564.5	3.9%	3,557.8	4.0%	3,538.7	3.9%	3,082.1	3.5%
Equity securities, available for sale, at fair value	283.6	0.3%	271.8	0.3%	270.5	0.3%	273.5	0.3%	276.6	0.3%
Short-term investments	1,615.5	1.7%	1,711.4	1.9%	1,173.1	1.3%	775.9	0.9%	1,046.2	1.2%
Mortgage loans on real estate	10,194.5	11.0%	9,794.1	10.8%	9,949.7	11.1%	9,491.4	10.6%	9,258.1	10.4%
Policy loans	2,074.1	2.2%	2,104.0	2.3%	2,104.2	2.3%	2,113.7	2.4%	2,119.7	2.4%
Limited partnerships/corporations, before consolidation	1,066.7		1,057.6		1,080.9		1,036.9		875.0	
VOEs Adjustments [1]	(691.2)		(694.4)		(732.7)		(693.0)		(656.1)	
Limited partnerships/corporations, after consolidation	375.5	0.4%	363.2	0.4%	348.2	0.4%	343.9	0.4%	218.9	0.2%
Derivatives	2,127.0	2.3%	1,819.6	2.0%	1,136.8	1.3%	1,094.6	1.2%	1,044.7	1.2%
Other investments	97.0	0.1%	110.3	0.1%	106.8	0.1%	120.2	0.1%	124.1	0.1%
Securities pledged to creditors	1,209.7	1.3%	1,184.6	1.3%	1,021.6	1.1%	1,145.1	1.3%	1,271.3	1.4%
Total investments, after consolidation	**93,069.6**	**100.0%**	**90,833.8**	**100.0%**	**89,824.4**	**100.0%**	**89,821.3**	**100.0%**	**88,891.4**	**100.0%**
Fixed Maturity Securities - Security Sector [2]										
U.S. Government agencies and authorities	4,223.3	5.6%	4,339.9	5.8%	4,649.4	6.2%	5,231.4	6.9%	5,907.2	8.0%
U.S. Corporate - Public	36,204.0	47.4%	34,455.7	46.3%	33,984.0	45.4%	34,203.7	45.2%	33,257.9	44.5%
U.S. Corporate - Private	6,155.3	8.1%	6,285.1	8.4%	6,094.2	8.2%	6,025.6	8.0%	5,915.6	7.9%
Foreign Government / Agency	911.3	1.2%	891.3	1.2%	897.0	1.2%	927.9	1.2%	907.2	1.2%
Foreign Corporate - Public	7,770.6	10.2%	7,497.9	10.0%	7,719.8	10.3%	7,649.0	10.1%	7,383.6	9.9%
Foreign Corporate - Private	8,031.1	10.5%	8,055.0	10.8%	8,400.7	11.3%	8,440.0	11.2%	8,449.8	11.4%
State, municipalities and political subdivisions	798.1	1.0%	694.4	0.9%	454.8	0.6%	367.0	0.5%	293.6	0.4%
Residential mortgaged-backed securities:										
CMO-B Agency	3,416.5	4.5%	3,310.2	4.4%	3,080.0	4.1%	3,017.5	3.9%	3,051.7	4.0%
CMO-B Non-Agency	391.8	0.5%	393.3	0.5%	391.4	0.5%	419.2	0.6%	424.2	0.6%
Agency	1,992.9	2.6%	2,153.6	2.9%	2,376.8	3.2%	2,544.7	3.4%	2,735.0	3.6%
Non-Agency [3]	1,273.9	1.7%	1,333.5	1.8%	1,408.1	1.9%	1,465.3	1.9%	1,447.4	1.9%
Total Residential mortgage-backed securities	**7,075.1**	**9.3%**	**7,190.6**	**9.7%**	**7,256.3**	**9.7%**	**7,446.7**	**9.8%**	**7,658.3**	**10.1%**
Commercial mortgage-backed securities	4,185.9	5.5%	4,188.2	5.6%	4,030.8	5.4%	3,911.1	5.2%	3,796.1	5.0%
Other asset-backed securities [3]	947.7	1.2%	1,061.3	1.4%	1,248.1	1.7%	1,405.7	1.9%	1,233.8	1.6%
Total fixed maturities, including securities pledged [5]	**76,302.4**	**100.0%**	**74,659.4**	**100.0%**	**74,735.1**	**100.0%**	**75,608.1**	**100.0%**	**74,803.1**	**100.0%**
Fixed Maturity Securities - Contractual Maturity Dates										
Due to mature:										
Due in one year or less	2,091.4	2.7%	2,218.5	3.0%	2,362.3	3.2%	2,244.1	3.0%	2,032.5	2.7%
Due after one year through five years	13,448.4	17.6%	13,199.4	17.7%	13,484.2	18.0%	14,196.3	18.8%	14,748.5	19.8%
Due after five years through ten years	21,582.6	28.3%	20,935.9	28.0%	21,719.0	29.1%	21,912.8	29.0%	22,070.1	29.6%
Due after ten years	26,971.3	35.4%	25,865.5	34.6%	24,634.4	32.9%	24,491.4	32.3%	23,263.8	31.2%
CMO-B	3,808.3	5.0%	3,703.5	5.0%	3,471.4	4.6%	3,436.7	4.5%	3,475.9	4.6%
Mortgage-backed securities	7,452.7	9.8%	7,675.3	10.3%	7,815.7	10.5%	7,921.1	10.5%	7,978.5	10.5%
Other asset-backed securities [3]	947.7	1.2%	1,061.3	1.4%	1,248.1	1.7%	1,405.7	1.9%	1,233.8	1.6%
Total fixed maturities, including securities pledged	**76,302.4**	**100.0%**	**74,659.4**	**100.0%**	**74,735.1**	**100.0%**	**75,608.1**	**100.0%**	**74,803.1**	**100.0%**
Fixed Maturity Securities - NAIC Quality Designation										
NAIC Quality Designation										
1	43,273.9	56.7%	42,566.5	56.9%	42,099.3	56.3%	42,638.8	56.3%	42,124.9	56.3%
2	29,736.5	39.0%	28,903.0	38.7%	29,140.6	39.0%	29,511.1	39.0%	29,249.6	39.1%
3	2,702.0	3.5%	2,594.4	3.5%	2,855.2	3.8%	2,839.0	3.8%	2,772.8	3.7%
4	342.2	0.4%	344.8	0.5%	393.4	0.5%	360.5	0.5%	407.9	0.5%
5	43.6	0.1%	55.2	0.1%	59.1	0.1%	63.4	0.1%	59.3	0.1%
6	204.2	0.3%	195.5	0.3%	187.5	0.3%	195.3	0.3%	188.6	0.3%
Total fixed maturities, including securities pledged [4] [5]	**76,302.4**	**100.0%**	**74,659.4**	**100.0%**	**74,735.1**	**100.0%**	**75,608.1**	**100.0%**	**74,803.1**	**100.0%**
Fixed Maturity Securities - ARO Quality Rating										
ARO Quality Rating										
AAA	14,001.1	18.3%	13,974.3	18.7%	14,233.4	19.0%	14,832.8	19.6%	15,506.9	20.7%
AA	4,896.3	6.4%	4,689.0	6.3%	4,620.2	6.2%	4,701.0	6.2%	4,464.3	6.0%
A	22,389.8	29.4%	21,994.7	29.5%	21,561.6	28.9%	21,403.1	28.3%	20,474.7	27.4%
BBB	29,882.3	39.2%	29,092.5	38.9%	29,238.8	39.1%	29,681.4	39.3%	29,449.9	39.4%
BB	3,218.4	4.2%	2,943.5	4.0%	3,092.1	4.1%	2,960.9	3.9%	2,858.8	3.8%
B and below	1,914.5	2.5%	1,965.4	2.6%	1,989.0	2.7%	2,028.9	2.7%	2,048.5	2.7%
Total fixed maturities, including securities pledged [5]	**76,302.4**	**100.0%**	**74,659.4**	**100.0%**	**74,735.1**	**100.0%**	**75,608.1**	**100.0%**	**74,803.1**	**100.0%**

[1] Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's equity at risk recorded as investments by the Company (before consolidation) against either equity (private equity and real estate partnership funds) or senior and subordinated debt (CLOs) of the funds.

[2] Fixed Maturity Securities includes fixed maturities,available for sale , fixed maturities at fair value using the fair value option and securities pledged to creditors.

[3] Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.

[4] ARO ratings do not directly translate into NAIC ratings.

[5] Includes fixed maturities securities related to businesses exited through reinsurance where assets are retained on The Company's balance sheet.

Refer to page in "Additional Information" section.

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Voya Financial
Portfolio Results

Page 52 of 69

(in millions USD)	Three Months Ended										Year to Date			
	3/31/15		12/31/14		9/30/14		6/30/14		3/31/14		3/31/15		3/31/14	
Operating investment income and annualized yield [5]	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield
Fixed maturity securities [1]	829.5	5.03%	835.1	5.05%	836.4	5.04%	827.5	4.99%	843.8	5.02%	829.5	5.03%	843.8	5.02%
Equity securities	2.7	3.93%	3.1	4.64%	2.3	3.38%	3.6	5.68%	3.8	5.59%	2.7	3.93%	3.8	5.59%
Mortgage loans	119.0	4.88%	118.4	4.92%	119.2	5.04%	114.8	5.03%	114.4	5.06%	119.0	4.88%	114.4	5.06%
Limited partnerships	13.8	5.29%	5.9	2.26%	47.4	19.20%	36.2	14.98%	31.4	15.46%	13.8	5.29%	31.4	15.46%
Policy loans	27.6	5.48%	27.8	5.42%	27.9	5.45%	27.5	5.34%	28.0	5.42%	27.6	5.48%	28.0	5.42%
Short-term investments	0.9	0.11%	0.6	0.10%	0.9	0.17%	0.7	0.17%	0.8	0.13%	0.9	0.11%	0.8	0.13%
Derivatives [1]	8.9	N/A	7.2	N/A	3.5	N/A	1.7	N/A	1.3	N/A	8.9	N/A	1.3	N/A
Pre payment fee income	38.3	0.18%	58.0	0.28%	31.6	0.15%	21.4	0.10%	7.5	0.04%	38.3	0.18%	7.5	0.04%
Other assets	1.3	N/A	(2.7)	N/A	3.1	N/A	(2.2)	N/A	5.5	N/A	1.3	N/A	5.5	N/A
Gross investment income before expenses and fees	**1,042.0**	**5.05%**	**1,053.4**	**5.18%**	**1,072.3**	**5.28%**	**1,031.2**	**5.12%**	**1,036.5**	**5.07%**	**1,042.0**	**5.05%**	**1,036.5**	**5.07%**
Expenses and fees	(39.5)	-0.19%	(39.0)	-0.20%	(41.9)	-0.21%	(39.7)	-0.20%	(40.3)	-0.20%	(39.5)	-0.19%	(40.3)	-0.20%
Total investment income and annualized yield	**1,002.5**	**4.86%**	**1,014.4**	**4.98%**	**1,030.4**	**5.07%**	**991.5**	**4.92%**	**996.2**	**4.87%**	**1,002.5**	**4.86%**	**996.2**	**4.87%**
Less: Closed Block Variable Annuity (CBVA) investment income net of expenses and fees	50.9		46.5		43.0		38.9		34.8		50.9		34.8	
Total investment income, excluding CBVA	**951.6**		**967.9**		**987.4**		**952.6**		**961.4**		**951.6**		**961.4**	
Trading Gains/Losses [5]														
Fixed maturities	5.1		(1.7)		15.9		(0.4)		16.1		5.1		16.1	
Equity securities	0.1		-		0.1		0.7		18.1		0.1		18.1	
Mortgage loans	0.1		0.5		(0.1)		-		0.4		0.1		0.4	
Other investments	0.2		2.2		(10.1)		29.5		(1.0)		0.2		(1.0)	
Total Trading Gains/Losses, excluding CBVA	**5.5**		**1.0**		**5.8**		**29.8**		**33.6**		**5.5**		**33.6**	
Impairments [5]														
Fixed maturities	(3.5)		(6.4)		(7.0)		(2.4)		(2.3)		(3.5)		(2.3)	
Equity securities	(0.1)		0.1		-		-		(1.0)		(0.1)		(1.0)	
Mortgage loans	-		-		-		-		-		-		-	
Other investments	-		(0.1)		-		-		-		-		-	
Total Impairments, excluding CBVA	**(3.6)**		**(6.4)**		**(7.0)**		**(2.4)**		**(3.3)**		**(3.6)**		**(3.3)**	
Fair Value Adjustments [2]	**65.4**		**50.6**		**6.6**		**64.9**		**59.7**		**65.4**		**59.7**	
Derivatives, including Change in Fair Value of Derivatives related to Guaranteed Benefits, excluding CBVA	**(67.5)**		**(27.5)**		**90.9**		**(49.5)**		**(64.1)**		**(67.5)**		**(64.1)**	
Net Realized Investment Gains (losses) and Net Guaranteed Benefit Hedging Gains (losses), excluding CBVA [5]	**(0.2)**		**17.7**		**96.3**		**42.8**		**25.9**		**(0.2)**		**25.9**	
CBVA Investment Income and Realized Capital Gains (Losses)	**(120.3)**		**(420.8)**		**265.1**		**(300.5)**		**(86.3)**		**(120.3)**		**(86.3)**	
Businesses exited through reinsurance [3]	**37.3**		**67.1**		**(1.4)**		**62.9**		**16.4**		**37.3**		**16.4**	
Consolidation/eliminations [4]	**41.7**		**34.5**		**(2.8)**		**(3.4)**		**37.6**		**41.7**		**37.6**	
Total Investment Income and Realized Capital Gains (Losses)	**910.1**		**666.4**		**1,344.6**		**754.4**		**955.0**		**910.1**		**955.0**	

(1) Operating income from CMO-B portfolio assets, including derivatives, is included in fixed maturity securities.
(2) Fair value adjustments include adjustments related to CMO-B assets carried at fair value, among other income sources.
(3) Income related to reinsurance transactions, in which investment results are passed directly to the reinsurers pursuant to contracted terms of the reinsurance agreement.
(4) Consolidation/eliminations includes:
-The impact of consolidation of investment entities into the Consolidated Statements of Operations, net of the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company;
-The elimination of intersegment expenses, primarily consisting of asset-based management and administration fees charged by our Investment Management Segment;
-Other intersegment eliminations.
(5) Investment results related to businesses exited through reinsurance are excluded.

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VOYA FINANCIAL

Voya Financial
Alternative Investment Income

Page 53 of 69

(in millions USD)	Three Months Ended					Year-to-Date	
	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	3/31/15	3/31/14
Retirement							
Average alternative investments	349.1	341.0	346.0	288.5	266.7	349.1	266.7
Alternative investment income	2.5	1.9	12.8	7.0	7.1	2.5	7.1
Annuities							
Average alternative investments	231.4	214.3	214.4	190.4	179.3	231.4	179.3
Alternative investment income	1.3	2.9	10.3	5.4	6.4	1.3	6.4
Investment Management							
Average alternative investments	148.3	146.9	145.6	146.9	141.7	148.3	141.7
Alternative investment income	6.1	(4.6)	9.0	8.0	7.3	6.1	7.3
Individual Life							
Average alternative investments	155.8	156.8	156.0	135.3	123.9	155.8	123.9
Alternative investment income	1.1	2.0	8.2	4.1	5.5	1.1	5.5
Employee Benefits							
Average alternative investments	34.7	33.5	33.2	27.0	24.1	34.7	24.1
Alternative investment income	0.2	0.2	1.5	0.7	0.8	0.2	0.8
Total Ongoing Business							
Average alternative investments	**919.3**	**892.5**	**895.2**	**788.1**	**735.7**	**919.3**	**735.7**
Alternative investment income	**11.2**	**2.4**	**41.8**	**25.2**	**27.1**	**11.2**	**27.1**
Corporate							
Average alternative investments	109.8	109.2	108.0	106.0	103.7	109.8	103.7
Alternative investment income	2.8	3.7	3.7	4.2	5.0	2.8	5.0
Closed Blocks [(1)]							
Average alternative investments	23.4	30.0	38.0	35.0	29.8	23.4	29.8
Alternative investment income	0.2	0.2	1.6	1.3	1.1	0.2	1.1
Total Consolidated[(2)]							
Average alternative investments	**1,052.5**	**1,031.7**	**1,041.2**	**929.1**	**869.2**	**1,052.5**	**869.2**
Alternative investment income	**14.2**	**6.3**	**47.1**	**30.7**	**33.2**	**14.2**	**33.2**

(1) Our Closed Block Variable Annuity segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics and, therefore, its results of operations are not reflected within investment income.

(2) Alternative investment income excludes the net investment income from Lehman Recovery/LIHTC in the 6/30/14 and 3/31/14.

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Voya Financial
Unrealized Gains (Losses)

(in millions USD)

Fixed Maturities, available for sale (including securities pledged)
Aging Schedule

	Balances as of									
	3/31/15		12/31/14		9/30/14		6/30/14		3/31/14	
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Less than 20%	(206.2)	85.7%	(294.0)	90.8%	(344.5)	98.7%	(282.1)	97.6%	(587.6)	97.3%
20% or more for less than six months	(30.9)	12.8%	(26.5)	8.2%	(0.6)	0.2%	(0.5)	0.2%	(8.5)	1.4%
20% or more for six months or greater	(3.6)	1.5%	(3.1)	1.0%	(4.0)	1.1%	(6.4)	2.2%	(7.8)	1.3%
Total Unrealized Loss	**(240.7)**	**100.0%**	**(323.6)**	**100.0%**	**(349.1)**	**100.0%**	**(289.0)**	**100.0%**	**(603.9)**	**100.0%**
Total Unrealized Gain	**7,018.0**		**6,168.4**		**5,591.4**		**6,266.5**		**5,363.6**	
Net Unrealized Gain/Loss	**6,777.3**		**5,844.8**		**5,242.3**		**5,977.5**		**4,759.7**	

Fixed Maturities Securities - Security Sector - Net Unrealized Gain/(Loss) [(1)]

	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14
US Treasuries and US government agencies and authorities	775.0	684.8	466.6	450.1	305.0
US Corporate - Public	3,490.3	2,932.1	2,462.4	2,818.5	2,121.0
US Corporate - Private	415.4	383.2	372.6	458.6	393.7
Foreign Government / Agency	46.4	33.0	34.4	44.0	20.9
Foreign Corporate - Public	509.7	381.2	454.2	563.6	393.1
Foreign Corporate - Private	547.1	498.4	551.0	648.6	580.4
State, municipalities, and political subdivisions	43.8	34.9	20.0	22.3	17.1
Residential mortgaged-backed securities:					
CMO-B Agency	385.3	366.7	365.7	392.6	385.5
CMO-B Non-Agency	123.1	121.8	116.1	123.6	119.5
Agency	51.6	41.3	27.8	33.6	5.3
Non-Agency	77.5	73.6	78.7	74.6	62.4
Total Residential mortgage-backed securities	**637.5**	**603.4**	**588.3**	**624.4**	**572.7**
Commercial Mortgage-Backed Securities	288.9	271.9	269.3	314.9	323.3
Other Asset-Backed Securities*	23.2	21.9	23.5	32.5	32.5
Total Net Unrealized Gain/Loss	**6,777.3**	**5,844.8**	**5,242.3**	**5,977.5**	**4,759.7**

[(1)] Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.

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Page 55 of 69

Voya Financial
Asset Backed Securities

(in millions USD)

RMBS Balances by Collateral Type

	Balances as of									
	3/31/15		12/31/14		9/30/14		6/30/14		3/31/14	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Prime Agency	5,401.7	4,894.0	5,456.0	4,974.9	5,448.6	4,979.8	5,554.0	5,054.8	5,777.9	5,310.9
Prime / Non-Agency	751.1	607.4	776.8	632.2	906.2	761.1	959.6	806.0	904.0	750.2
Alt-A RMBS	392.8	334.7	408.7	351.7	325.7	269.1	337.7	279.6	353.3	297.7
Subprime Mortgage-Backed Securities	529.5	487.5	549.1	512.6	575.8	539.8	595.4	562.6	623.1	603.7
Total [1] [2]	**7,075.1**	**6,323.6**	**7,190.6**	**6,471.4**	**7,256.3**	**6,549.8**	**7,446.7**	**6,703.0**	**7,658.3**	**6,962.5**

CMBS Balances by Year of Origination

	Balances as of									
	3/31/15		12/31/14		9/30/14		6/30/14		3/31/14	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2015	66.3	64.8	-	-	-	-	-	-	-	-
2014	687.5	639.5	640.4	613.1	384.2	377.1	181.4	176.8	52.5	52.6
2013	542.1	487.6	513.4	476.8	427.2	411.5	390.6	375.1	341.6	337.7
2012	22.0	20.7	14.6	13.9	11.0	10.7	11.1	10.7	9.0	8.9
2011	12.2	11.9	9.9	10.0	-	-	-	-	-	-
2010	16.3	15.8	13.8	13.5	8.4	8.2	8.3	8.3	7.9	8.0
2008	11.0	9.6	11.0	9.5	11.1	9.4	11.4	9.5	11.4	9.3
2007	1,109.9	1,011.1	1,112.5	1,009.2	1,131.0	1,013.8	1,150.0	1,016.6	1,148.2	1,014.2
2006	1,156.6	1,093.0	1,166.0	1,090.9	1,186.7	1,097.5	1,216.1	1,107.3	1,238.9	1,116.9
2005 and prior	562.0	543.0	706.6	679.4	871.2	833.3	942.2	891.9	986.6	925.2
Total [1] [2]	**4,185.9**	**3,897.0**	**4,188.2**	**3,916.3**	**4,030.8**	**3,761.5**	**3,911.1**	**3,596.2**	**3,796.1**	**3,472.8**

Other ABS Balances by Loan Classification

	Balances as of									
	3/31/15		12/31/14		9/30/14		6/30/14		3/31/14	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Credit Card Receivables	527.7	511.4	611.6	597.0	662.9	648.1	638.4	619.0	576.4	558.0
Automobile Receivables	170.5	170.2	182.0	181.8	279.3	278.9	424.5	423.5	384.4	383.6
CLO's [1]	65.1	64.1	63.9	62.8	69.9	67.9	83.1	79.7	26.2	22.9
Other	184.4	178.8	203.8	197.8	236.0	229.7	259.7	251.0	246.8	236.8
Total [1] [2]	**947.7**	**924.5**	**1,061.3**	**1,039.4**	**1,248.1**	**1,224.6**	**1,405.7**	**1,373.2**	**1,233.8**	**1,201.3**

[1] Excludes consolidated CLO's
[2] Includes fixed maturities securities related to businesses exited through reinsurance. Refer to page in "Additional Information" section.

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Page 56 of 69

Voya Financial
RMBS Securities Summary

(in millions USD)

RMBS[1]
By Rating and Origination Year
As of March 31, 2015

NAIC Designation	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
1	5,388.2	4,879.2	498.5	438.0	343.6	294.5	466.6	423.0	6,696.9	6,034.6
2	-	-	35.2	34.9	18.2	16.2	42.7	46.4	96.1	97.5
3	8.2	9.5	9.5	7.9	21.7	19.3	3.4	2.7	42.8	39.4
4	5.3	5.3	2.7	0.3	5.5	1.8	14.6	13.9	28.1	21.3
5	-	-	37.0	28.8	-	-	1.4	0.7	38.4	29.5
6	-	-	168.2	97.5	3.8	2.9	0.8	0.8	172.8	101.2
Total by rating [2]	**5,401.7**	**4,894.0**	**751.1**	**607.4**	**392.8**	**334.7**	**529.5**	**487.5**	**7,075.1**	**6,323.5**

ARO Rating	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
AAA	5,372.6	4,862.6	7.3	7.1	0.1	0.1	-	-	5,380.0	4,869.8
AA	2.6	2.6	25.4	24.0	-	-	2.2	2.2	30.2	28.8
A	3.2	3.2	22.1	20.9	3.1	2.8	23.0	23.5	51.4	50.4
BBB	-	-	76.9	74.9	11.5	11.8	19.4	20.1	107.8	106.8
BB	8.2	9.5	68.6	63.6	13.5	13.4	51.6	55.5	141.9	142.0
B and below	15.1	16.1	550.8	416.9	364.6	306.6	433.3	386.2	1,363.8	1,125.7
Total by rating [2]	**5,401.7**	**4,894.0**	**751.1**	**607.4**	**392.8**	**334.7**	**529.5**	**487.5**	**7,075.1**	**6,323.5**

Origination Year	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2015	14.1	13.6	-	-	-	-	-	-	14.1	13.6
2014	319.3	313.8	-	-	-	-	-	-	319.3	313.8
2013	930.5	907.5	-	-	-	-	-	-	930.5	907.5
2012	700.6	698.9	-	-	-	-	-	-	700.6	698.9
2011	821.5	788.1	-	-	-	-	-	-	821.5	788.1
2010	634.5	606.6	20.0	19.3	-	-	-	-	654.5	625.9
2009	232.9	229.8	6.8	6.9	-	-	-	-	239.7	236.7
2008	131.9	119.0	-	-	-	-	-	-	131.9	119.0
2007	322.9	288.1	138.0	125.2	85.9	73.7	161.4	138.8	708.2	625.8
2006	400.8	293.0	198.5	119.5	135.4	105.8	143.4	124.6	878.1	642.9
2005 and prior	892.7	635.6	387.8	336.5	171.5	155.2	224.7	224.1	1,676.7	1,351.3
Total by origination year [2]	**5,401.7**	**4,894.0**	**751.1**	**607.4**	**392.8**	**334.7**	**529.5**	**487.5**	**7,075.1**	**6,323.5**

[1] Subprime mortgage-backed securities are included in RMBS under this presentation.
[2] Includes fixed maturities securities related to businesses exited through reinsurance. Refer to page in "Additional Information" section.

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Page 57 of 69

Voya Financial
CMBS and Other Asset-Backed Securities Summary

(in millions USD)

CMBS
By Rating and Vintage
As of March 31, 2015

	AAA		AA		A		BBB		BB		B & Below		Total	
Origination Year	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2015	66.3	64.8	-	-	-	-	-	-	-	-	-	-	66.3	64.8
2014	687.5	639.5	-	-	-	-	-	-	-	-	-	-	687.5	639.5
2013	542.1	487.6	-	-	-	-	-	-	-	-	-	-	542.1	487.6
2012	22.0	20.7	-	-	-	-	-	-	-	-	-	-	22.0	20.7
2011	12.2	11.9	-	-	-	-	-	-	-	-	-	-	12.2	11.9
2010	16.0	15.5	0.3	0.3	-	-	-	-	-	-	-	-	16.3	15.8
2008	-	-	-	-	-	-	-	-	11.0	9.6	-	-	11.0	9.6
2007	121.0	112.7	263.8	246.4	150.6	141.4	146.3	120.7	272.4	257.4	155.8	132.5	1,109.9	1,011.1
2006	583.2	565.6	101.5	96.7	192.3	182.9	155.5	144.6	60.6	58.5	63.5	44.7	1,156.6	1,093.0
2005 and prior	259.3	255.9	84.0	82.6	149.4	144.2	18.9	18.4	36.7	32.3	13.7	9.6	562.0	543.0
Total by origination year [3]	**2,309.6**	**2,174.2**	**449.6**	**426.0**	**492.3**	**468.5**	**320.7**	**283.7**	**380.7**	**357.8**	**233.0**	**186.8**	**4,185.9**	**3,897.0**

Other Asset-Backed Securities [1]
By Rating and Classification

As of March 31, 2015

	Credit Card Receivables		Automobile Receivables		CLO's [2]		Other		Total	
ARO Rating	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
AAA	527.7	511.4	170.5	170.2	-	-	139.4	133.6	837.6	815.2
AA	-	-	-	-	27.2	26.2	7.1	7.6	34.3	33.8
A	-	-	-	-	37.9	37.9	17.0	17.2	54.9	55.1
BBB	-	-	-	-	-	-	20.9	20.4	20.9	20.4
BB	-	-	-	-	-	-	-	-	-	-
B and below	-	-	-	-	-	-	-	-	-	-
Total by rating [3]	**527.7**	**511.4**	**170.5**	**170.2**	**65.1**	**64.1**	**184.4**	**178.8**	**947.7**	**924.5**

	Credit Card Receivables		Automobile Receivables		CLO's [2]		Other		Total	
NAIC Designation	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
1	527.7	511.4	170.5	170.2	65.1	64.1	175.5	170.4	938.8	916.1
2	-	-	-	-	-	-	8.8	8.3	8.8	8.3
3	-	-	-	-	-	-	0.1	0.1	0.1	0.1
4	-	-	-	-	-	-	-	-	-	-
5	-	-	-	-	-	-	-	-	-	-
6	-	-	-	-	-	-	-	-	-	-
Total by rating [3]	**527.7**	**511.4**	**170.5**	**170.2**	**65.1**	**64.1**	**184.4**	**178.8**	**947.7**	**924.5**

[1] Subprime asset-backed securities are excluded from Other Asset-Backed Securities and included in Non-Agency RMBS under this presentation.
[2] Excludes consolidated CLO's
[3] Includes fixed maturities securities related to businesses exited through reinsurance. Refer to page in "Additional Information" section.

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Page 58 of 69

Voya Financial
Mortgage Loans on Real Estate

(in millions USD)

Mortgage Loans on Real Estate by Region and Property Type

	Balances as of									
	3/31/15		12/31/14		9/30/14		6/30/14		3/31/14	
U.S. Region	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Pacific	2,566.5	25.2%	2,395.9	24.6%	2,490.9	25.0%	2,339.7	24.6%	2,369.2	25.6%
South Atlantic	2,214.7	21.7%	2,028.0	20.7%	2,031.3	20.4%	2,032.9	21.4%	1,964.6	21.2%
Middle Atlantic	1,447.0	14.2%	1,402.0	14.3%	1,355.1	13.6%	1,201.8	12.7%	1,113.2	12.0%
East North Central	1,049.5	10.3%	1,030.8	10.5%	1,190.5	12.0%	1,124.2	11.8%	1,055.6	11.4%
West South Central	1,145.7	11.2%	1,147.7	11.7%	1,101.6	11.1%	1,134.3	11.9%	1,112.7	12.0%
Mountain	852.9	8.4%	832.2	8.5%	837.8	8.4%	809.2	8.5%	771.7	8.3%
West North Central	501.8	4.9%	514.0	5.2%	528.4	5.3%	509.6	5.4%	525.6	5.7%
New England	204.8	2.0%	197.0	2.0%	182.3	1.8%	147.9	1.6%	150.2	1.6%
East South Central	214.3	2.1%	249.3	2.5%	235.2	2.4%	195.1	2.1%	198.7	2.2%
Total Commercial Mortgage Loans [(1)]	**10,197.2**	**100.0%**	**9,796.9**	**100.0%**	**9,953.1**	**100.0%**	**9,494.7**	**100.0%**	**9,261.5**	**100.0%**
Property Type										
Industrial	2,177.7	21.4%	2,283.0	23.3%	2,769.3	27.8%	2,731.2	28.7%	2,818.6	30.4%
Retail	3,539.2	34.6%	3,408.4	34.8%	3,190.4	32.1%	2,949.1	31.0%	2,951.0	31.9%
Office	1,274.7	12.5%	1,246.5	12.7%	1,226.3	12.3%	1,193.3	12.6%	1,089.0	11.7%
Apartments	1,762.3	17.3%	1,680.7	17.2%	1,582.2	15.9%	1,440.5	15.2%	1,348.7	14.6%
Hotel/Motel	387.3	3.8%	382.7	3.9%	390.3	3.9%	414.2	4.4%	382.1	4.1%
Other	752.3	7.4%	449.1	4.6%	446.8	4.5%	416.7	4.4%	366.3	4.0%
Mixed Use	303.7	3.0%	346.5	3.5%	347.8	3.5%	349.7	3.7%	305.8	3.3%
Total Commercial Mortgage Loans [(1)]	**10,197.2**	**100.0%**	**9,796.9**	**100.0%**	**9,953.1**	**100.0%**	**9,494.7**	**100.0%**	**9,261.5**	**100.0%**
Loan Size										
Under $5 million	1,376.2	13.5%	1,383.3	14.1%	1,415.3	14.2%	1,439.6	15.2%	1,507.8	16.3%
$5 million but less than $10 million	1,584.6	15.5%	1,543.8	15.8%	1,548.4	15.6%	1,587.4	16.7%	1,549.4	16.7%
$10 million but less than $20 million	2,367.2	23.2%	2,370.1	24.2%	2,262.8	22.7%	2,100.0	22.1%	1,936.7	20.9%
$20 million but less than $30 million	1,449.7	14.2%	1,307.9	13.4%	1,265.6	12.7%	1,159.5	12.2%	1,097.7	11.9%
$30 million and over	3,419.5	33.6%	3,191.8	32.5%	3,461.0	34.8%	3,208.2	33.8%	3,169.9	34.2%
Total Commercial Mortgage Loans [(1)]	**10,197.2**	**100.0%**	**9,796.9**	**100.0%**	**9,953.1**	**100.0%**	**9,494.7**	**100.0%**	**9,261.5**	**100.0%**
Other Stats as ratios										
LTV - Origination	60.2%		59.9%		59.7%		59.3%		59.2%	
LTV - Current	55.8%		55.4%		56.2%		55.8%		55.8%	
Debt Service Coverage	2.0		2.0		1.9		1.9		2.0	
Other Stats in USD millions										
60+day delinq (incl in process of foreclosure) US GAAP Book Value	-		-		-		-		-	
Allowance for loan losses	2.7		2.8		3.4		3.3		3.4	

[(1)] Total Commercial Mortgage Loans shown do not include allowance for mortgage loan credit losses

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Page 59 of 69

Voya Financial
U.S. and Foreign Corporate Securities

(in millions USD)

Summary of Corporate Securities by Industry Category

		Balances as of									
		3/31/15		12/31/14		9/30/14		6/30/14		3/31/14	
Type	**Industry**	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Public	Communications	4,084.2	9.3%	4,073.3	9.7%	4,031.8	9.7%	4,113.4	9.8%	4,001.1	9.8%
	Financial	7,661.1	17.4%	7,273.3	17.3%	7,231.8	17.3%	6,935.2	16.6%	6,641.5	16.3%
	Industrial and other companies	23,919.3	54.4%	22,598.3	54.0%	22,462.8	53.8%	22,795.9	54.5%	22,240.0	54.8%
	Utilities	7,048.6	16.0%	6,855.1	16.3%	6,869.4	16.5%	6,911.1	16.5%	6,690.3	16.5%
	Transportation	1,261.4	2.9%	1,153.6	2.7%	1,108.0	2.7%	1,097.1	2.6%	1,068.6	2.6%
	Sub-total	43,974.6	100.0%	41,953.6	100.0%	41,703.8	100.0%	41,852.7	100.0%	40,641.5	100.0%
Private	Communications	372.5	2.6%	367.9	2.6%	368.1	2.5%	387.9	2.7%	340.0	2.4%
	Financial	931.4	6.6%	1,016.5	7.1%	1,000.2	6.9%	1,013.0	7.0%	982.2	6.8%
	Industrial and other companies	9,192.4	64.8%	9,335.8	65.1%	9,317.6	64.3%	9,394.6	64.9%	9,390.9	65.3%
	Utilities	3,196.4	22.5%	3,131.4	21.8%	3,319.7	22.9%	3,226.8	22.3%	3,182.8	22.2%
	Transportation	493.7	3.5%	488.5	3.4%	489.3	3.4%	443.3	3.1%	469.5	3.3%
	Sub-total	14,186.4	100.0%	14,340.1	100.0%	14,494.9	100.0%	14,465.6	100.0%	14,365.4	100.0%
Total	Communications	4,456.7	7.7%	4,441.2	7.9%	4,399.9	7.8%	4,501.3	8.0%	4,341.1	7.9%
	Financial	8,592.5	14.8%	8,289.8	14.7%	8,232.0	14.6%	7,948.2	14.1%	7,623.7	13.9%
	Industrial and other companies	33,111.7	56.9%	31,934.1	56.8%	31,780.4	56.7%	32,190.5	57.2%	31,630.9	57.5%
	Utilities	10,245.0	17.6%	9,986.5	17.7%	10,189.1	18.1%	10,137.9	18.0%	9,873.1	17.9%
	Transportation	1,755.1	3.0%	1,642.1	2.9%	1,597.3	2.8%	1,540.4	2.7%	1,538.1	2.8%
	Total	**58,161.0**	**100.0%**	**56,293.7**	**100.0%**	**56,198.7**	**100.0%**	**56,318.3**	**100.0%**	**55,006.9**	**100.0%**

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VOYA FINANCIAL

Page 60 of 69

Voya Financial
Exposure to European Debt-Fixed Maturities and Equity Securities

(in millions USD)

Exposure to Select European Countries	Sovereign Debt		Corporate - Financial		Corporate - Non-Financial		Total		Total	
As of March 31, 2015	**Fair Value**	**% of Total**	**Fair Value**	**% of Total**	**Fair Value**	**% of Total**	**Fair Value**	**% of Total**	**Amortized Cost**	**% of Total**
Ireland	-	0.0%	-	0.0%	221.6	2.9%	221.6	2.5%	201.3	2.5%
Italy	-	0.0%	-	0.0%	303.3	4.0%	303.3	3.4%	275.7	3.4%
Portugal	-	0.0%	-	0.0%	10.6	0.1%	10.6	0.1%	8.1	0.1%
Spain	-	0.0%	-	0.0%	196.7	2.6%	196.7	2.2%	170.1	2.1%
Total Peripheral Euro-Zone	**-**	**0.0%**	**-**	**0.0%**	**732.2**	**9.6%**	**732.2**	**8.2%**	**655.2**	**8.1%**
Austria	-	0.0%	-	0.0%	15.1	0.2%	15.1	0.2%	15.0	0.2%
Belgium	38.1	17.4%	-	0.0%	314.3	4.1%	352.4	4.0%	294.6	3.6%
Bulgaria	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Croatia	28.4	13.0%	-	0.0%	-	0.0%	28.4	0.3%	25.6	0.3%
Czech Republic	-	0.0%	-	0.0%	10.8	0.1%	10.8	0.1%	10.1	0.1%
Denmark	-	0.0%	-	0.0%	132.0	1.7%	132.0	1.5%	122.0	1.5%
Finland	-	0.0%	-	0.0%	18.2	0.2%	18.2	0.2%	17.0	0.2%
France	-	0.0%	162.4	16.2%	437.8	5.8%	600.2	6.8%	556.1	6.8%
Germany	-	0.0%	55.9	5.6%	743.3	9.8%	799.2	9.1%	752.6	9.2%
Hungary	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Iceland	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Kazakhstan	32.5	14.9%	1.2	0.1%	22.8	0.3%	56.5	0.6%	59.4	0.7%
Latvia	4.8	2.2%	-	0.0%	-	0.0%	4.8	0.1%	4.6	0.1%
Lithuania	35.4	16.2%	-	0.0%	-	0.0%	35.4	0.4%	30.3	0.4%
Luxembourg	-	0.0%	-	0.0%	45.1	0.6%	45.1	0.5%	42.2	0.5%
Netherlands	-	0.0%	191.3	19.1%	981.1	12.9%	1,172.4	13.3%	1,082.1	13.3%
Norway	-	0.0%	-	0.0%	287.2	3.8%	287.2	3.3%	267.6	3.3%
Russian Federation	55.0	25.2%	4.7	0.5%	83.5	1.1%	143.2	1.6%	142.3	1.7%
Slovakia	5.6	2.6%	-	0.0%	-	0.0%	5.6	0.1%	5.0	0.1%
Slovenia	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Sweden	-	0.0%	33.6	3.4%	86.0	1.1%	119.6	1.4%	109.7	1.3%
Switzerland	-	0.0%	254.9	25.5%	672.1	8.8%	927.0	10.5%	853.2	10.5%
Turkey	18.6	8.5%	-	0.0%	43.1	0.6%	61.7	0.7%	59.9	0.7%
United Kingdom	-	0.0%	296.0	29.6%	2,986.8	39.3%	3,282.8	37.1%	3,032.4	37.4%
Total Non-Peripheral Europe	**218.4**	**100.0%**	**1,000.0**	**100.0%**	**6,879.2**	**90.4%**	**8,097.6**	**91.8%**	**7,481.7**	**91.9%**
Total Europe	**218.4**	**100.0%**	**1,000.0**	**100.0%**	**7,611.4**	**100.0%**	**8,829.8**	**100.0%**	**8,136.9**	**100.0%**

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Additional Information

Page 62 of 69

Voya Financial
Adjustments to Operating Earnings by Segment

(in millions USD)	Three Months Ended					Year-to-Date	
	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	3/31/15	3/31/14
DAC/VOBA and other intangibles unlocking							
Retirement	(4.2)	4.6	(30.4)	7.1	(11.3)	(4.2)	(11.3)
Annuities	9.5	(1.1)	17.8	6.5	3.2	9.5	3.2
Investment Management	-	-	-	-	-	-	-
Individual Life	0.1	5.5	(7.1)	(1.5)	(7.1)	0.1	(7.1)
Employee Benefits	(0.7)	-	(1.4)	(1.8)	(4.6)	(0.7)	(4.6)
Ongoing Business	4.7	9.0	(21.1)	10.3	(19.8)	4.7	(19.8)
Corporate	-	-	-	-	-	-	-
Total Closed Blocks	-	-	-	-	-	-	-
Total DAC/VOBA and other intangibles unlocking	4.7	9.0	(21.1)	10.3	(19.8)	4.7	(19.8)
Additional adjustments [1]							
Retirement	-	-	-	-	-	-	-
Annuities	-	-	-	-	-	-	-
Investment Management	-	-	-	-	-	-	-
Individual Life	-	20.0	-	-	-	-	-
Employee Benefits	-	-	-	-	-	-	-
Ongoing Business	-	20.0	-	-	-	-	-
Corporate	(48.0)	(47.4)	(46.8)	(41.0)	(48.8)	(48.0)	(48.8)
Total Closed Blocks	-	-	-	-	-	-	-
Total non-recurring items and interest expense	(48.0)	(27.4)	(46.8)	(41.0)	(48.8)	(48.0)	(48.8)
Total adjustments to operating earnings							
Retirement	(4.2)	4.6	(30.4)	7.1	(11.3)	(4.2)	(11.3)
Annuities	9.5	(1.1)	17.8	6.5	3.2	9.5	3.2
Investment Management	-	-	-	-	-	-	-
Individual Life	0.1	25.5	(7.1)	(1.5)	(7.1)	0.1	(7.1)
Employee Benefits	(0.7)	-	(1.4)	(1.8)	(4.6)	(0.7)	(4.6)
Ongoing Business	4.7	29.0	(21.1)	10.3	(19.8)	4.7	(19.8)
Corporate	(48.0)	(47.4)	(46.8)	(41.0)	(48.8)	(48.0)	(48.8)
Total Closed Blocks	-	-	-	-	-	-	-
Total adjustments to operating earnings	(43.3)	(18.4)	(67.9)	(30.7)	(68.6)	(43.3)	(68.6)

[1] Additional adjustments include impact of interest expenses, the Net gain (loss) from Lehman Recovery/LIHTC, and the Gain on reinsurance recapture

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Page 63 of 69

Voya Financial
Calculation and Reconciliation of ROE and ROC

(in millions USD, unless otherwise indicated)	Three Months Ended					Twelve Months Ended	
	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	3/31/15	12/31/14
GAAP Return on Equity (Quarter to Date)							
Net income (loss) available to Voya Financial, Inc.'s common shareholders	185.5	1,394.5	400.8	246.3	258.1	2,227.1	2,299.7
Voya Financial, Inc. shareholders' equity: end of period	16,102	16,108	14,585	14,818	14,002	16,102	16,108
Voya Financial, Inc. shareholders' equity: average for period	16,105	15,347	14,702	14,410	13,637	15,141	14,524
GAAP Return on Equity	4.6%	36.3%	10.9%	6.8%	7.6%	14.7%	15.8%
Ongoing Business Adjusted Operating Return on Capital and Adjusted Operating Return on Equity							
Ongoing Business adjusted operating earnings before income taxes	319.3	392.8	352.0	345.8	287.3	1,409.9	1,377.9
Income taxes on adjusted operating earnings [1]	(102.2)	(137.5)	(123.2)	(121.0)	(100.6)	(483.9)	(482.2)
Ongoing Business adjusted operating earnings after income taxes	217.1	255.3	228.8	224.8	186.7	926.0	895.7
Interest expense after-tax [2]	(20.9)	(18.7)	(19.5)	(19.5)	(19.6)	(78.6)	(77.3)
Ongoing Business adjusted operating earnings after income taxes and interest expense	196.2	236.6	209.3	205.3	167.1	847.4	818.4
End of period capital for Ongoing Business	8,864	8,777	9,115	9,063	9,123	8,864	8,777
Average capital for Ongoing Business	8,819	8,763	9,089	9,092	9,170	8,941	9,028
Average debt (based on 25% debt-to-capital ratio)	(2,205)	(2,191)	(2,272)	(2,273)	(2,293)	(2,235)	(2,257)
Average equity for Ongoing Business	6,614	6,572	6,817	6,819	6,877	6,706	6,771
Adjusted Operating Return on Capital for Ongoing Business	9.8%	11.7%	10.1%	9.9%	8.2%	10.4%	9.9%
Adjusted Operating Return on Equity for Ongoing Business [2]	11.9%	14.4%	12.3%	12.0%	9.7%	12.6%	12.1%

[1] Beginning with the three months ending March 31, 2015, Income tax expense is based on an assumed effective tax rate of 32%, compared to an assumed effective tax rate of 35% for prior periods.
[2] Assumes debt-to-capital ratio of 25%

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Page 64 of 69

Voya Financial
Operating Revenues by Segment

(in millions USD)	Three Months Ended 3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	Year-to-Date 3/31/15	3/31/14
Retirement	600.5	630.3	605.7	592.9	598.5	600.5	598.5
Annuities	315.6	323.6	344.6	330.8	354.4	315.6	354.4
Investment Management	163.1	163.4	168.3	163.2	160.5	163.1	160.5
Individual Life	668.8	646.6	679.1	699.9	692.2	668.8	692.2
Employee Benefits	370.9	345.7	345.9	342.5	338.9	370.9	338.9
Ongoing Business	**2,118.9**	**2,109.6**	**2,143.6**	**2,129.3**	**2,144.5**	**2,118.9**	**2,144.5**
Corporate	20.4	19.5	22.9	23.6	25.3	20.4	25.3
Total Closed Blocks	21.9	27.7	25.4	24.0	25.6	21.9	25.6
Total operating revenues	**2,161.2**	**2,156.8**	**2,191.9**	**2,176.9**	**2,195.4**	**2,161.2**	**2,195.4**
Adjustments:							
Closed Block Variable Annuity	259.4	188.7	660.6	112.1	284.7	259.4	284.7
Net realized investment gains (losses) and related charges and adjustments	53.1	51.9	48.2	67.0	49.6	53.1	49.6
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	(53.6)	(30.5)	48.2	(24.3)	(23.9)	(53.6)	(23.9)
Revenues (losses) related to business exited through reinsurance or divestment	40.6	68.2	(4.8)	66.9	19.0	40.6	19.0
Revenues (loss) attributable to noncontrolling interests	89.8	0.2	174.9	219.1	60.8	89.8	60.8
Other adjustments to operating revenues [1]	75.5	75.5	72.1	80.4	85.4	75.5	85.4
Total revenue	**2,626.0**	**2,510.8**	**3,191.1**	**2,698.1**	**2,670.9**	**2,626.0**	**2,670.9**

[1] Other adjustments to operating revenue includes: Fee income earned by the Company's broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in the Company's segments' operating revenues, as well as other items where the income is passed on to third parties.

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VOYA FINANCIAL

Page 65 of 69

Voya Financial
Ongoing Business Sources of Earnings Reconciliation

(in millions USD)

	Three Months Ended					Year-to-Date	
	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	3/31/15	3/31/14
Investment spread and other investment income:							
Net investment income and net realized gains (losses)							
Retirement	388.9	394.4	393.6	379.6	388.5	388.9	388.5
Annuities	267.0	280.9	282.3	275.8	270.6	267.0	270.6
Investment Management	6.1	(4.6)	9.0	8.0	7.3	6.1	7.3
Individual Life	222.4	223.5	226.3	215.5	219.8	222.4	219.8
Employee Benefits	26.5	27.8	29.1	27.7	26.7	26.5	26.7
Total net investment income and net realized gains (losses)	**910.9**	**922.0**	**940.3**	**906.6**	**912.9**	**910.9**	**912.9**
Total Ongoing Business	**910.9**	**922.0**	**940.3**	**906.6**	**912.9**	**910.9**	**912.9**
Adjustments:							
Interest credited	(515.7)	(529.1)	(539.2)	(540.4)	(541.9)	(515.7)	(541.9)
Credit facility fees	(2.0)	(2.0)	(2.6)	(2.6)	(2.9)	(2.0)	(2.9)
Other	(4.6)	(4.0)	(4.3)	(1.7)	(6.2)	(4.6)	(6.2)
Total adjustments	**(522.3)**	**(535.1)**	**(546.1)**	**(544.7)**	**(551.0)**	**(522.3)**	**(551.0)**
Ongoing investment spread and other investment income	**388.6**	**386.9**	**394.2**	**361.9**	**361.9**	**388.6**	**361.9**
Fee based margin:							
Fee income							
Retirement	186.9	194.8	193.5	192.9	191.1	186.9	191.1
Annuities	15.2	14.6	15.0	14.2	13.2	15.2	13.2
Investment Management	146.9	148.7	149.5	147.1	145.8	146.9	145.8
Individual Life	295.3	273.2	269.3	285.5	283.6	295.3	283.6
Employee Benefits	15.8	15.4	23.9	14.7	15.6	15.8	15.6
Total Fee Income	**660.1**	**646.7**	**651.2**	**654.4**	**649.3**	**660.1**	**649.3**
Other revenue							
Retirement	14.0	19.3	17.9	17.0	18.2	14.0	18.2
Annuities	3.6	3.4	4.6	5.3	4.5	3.6	4.5
Investment Management	10.1	19.3	9.8	8.1	7.4	10.1	7.4
Individual Life	4.5	4.8	4.4	7.2	5.1	4.5	5.1
Employee Benefits	(1.4)	(0.9)	(0.8)	(2.7)	0.3	(1.4)	0.3
Total other revenue	**30.8**	**45.9**	**35.9**	**34.9**	**35.5**	**30.8**	**35.5**
Total Ongoing Business	**690.9**	**692.6**	**687.1**	**689.3**	**684.8**	**690.9**	**684.8**
Adjustments:							
Surrender fees and MVA charges	(2.3)	(5.2)	(8.2)	(7.1)	(7.8)	(2.3)	(7.8)
Insurance Solutions FAS 97 fees and unearned revenue reserve amortization/unlocking	(305.4)	(282.9)	(287.4)	(294.1)	(291.7)	(305.4)	(291.7)
Other	(1.2)	(1.0)	(1.7)	(2.8)	(4.1)	(1.2)	(4.1)
Total adjustments	**(308.9)**	**(289.1)**	**(297.3)**	**(304.0)**	**(303.6)**	**(308.9)**	**(303.6)**
Ongoing fee based margin	**382.0**	**403.5**	**389.8**	**385.3**	**381.2**	**382.0**	**381.2**

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Voya Financial
Ongoing Business Sources of Earnings Reconciliation

Page 66 of 69

(in millions USD)	Three Months Ended					Year-to-Date	
	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	3/31/15	3/31/14
Net underwriting gain (loss) and other revenue:							
Premiums							
Retirement	10.7	21.8	0.7	3.4	0.7	10.7	0.7
Annuities	29.8	24.7	42.7	35.5	66.1	29.8	66.1
Investment Management	-	-	-	-	-	-	-
Individual Life	146.6	145.1	179.1	191.7	183.7	146.6	183.7
Employee Benefits	330.0	303.4	293.7	302.8	296.3	330.0	296.3
Total premiums	**517.1**	**495.0**	**516.2**	**533.4**	**546.8**	**517.1**	**546.8**
Interest credited and other policyholder benefits							
Retirement	(216.6)	(230.9)	(209.4)	(209.3)	(210.7)	(216.6)	(210.7)
Annuities	(175.4)	(181.8)	(204.1)	(197.4)	(229.8)	(175.4)	(229.8)
Investment Management	-	-	-	-	-	-	-
Individual Life	(490.6)	(455.7)	(632.8)	(499.3)	(527.8)	(490.6)	(527.8)
Employee Benefits	(255.4)	(220.9)	(235.7)	(239.6)	(244.5)	(255.4)	(244.5)
Total interest credited and other policyholder benefits	**(1,138.0)**	**(1,089.3)**	**(1,282.0)**	**(1,145.6)**	**(1,212.8)**	**(1,138.0)**	**(1,212.8)**
Total Ongoing Business	**(620.9)**	**(594.3)**	**(765.8)**	**(612.2)**	**(666.0)**	**(620.9)**	**(666.0)**
Adjustments:							
Interest credited	515.7	529.1	539.2	540.4	541.9	515.7	541.9
Surrender fees and MVA charges	2.3	5.2	8.2	7.1	7.8	2.3	7.8
Insurance Solutions FAS 97 fees and unearned revenue reserve amortization/unlocking	306.2	301.1	297.5	293.9	288.0	306.2	288.0
Sales inducements amortization and unlocking	7.2	9.6	4.8	7.6	8.3	7.2	8.3
FAS 113 and SOP 03-1 amortization and unlocking	(0.2)	18.0	113.5	0.4	6.7	(0.2)	6.7
Credit facility fees	(21.6)	(21.1)	(22.7)	(22.0)	(22.2)	(21.6)	(22.2)
Other	2.4	3.4	6.8	4.2	9.1	2.4	9.1
Total adjustments	**812.0**	**845.3**	**947.3**	**831.6**	**839.6**	**812.0**	**839.6**
Ongoing net underwriting gain (loss) and other revenue	**191.1**	**251.0**	**181.5**	**219.4**	**173.6**	**191.1**	**173.6**

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Page 67 of 69

Voya Financial
Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended					Year-to-Date	
	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	3/31/15	3/31/14
Administrative expenses and trail commissions:							
Operating and interest expense							
Retirement	(219.8)	(214.3)	(208.6)	(217.3)	(226.0)	(219.8)	(226.0)
Annuities	(37.6)	(32.9)	(34.8)	(36.6)	(35.5)	(37.6)	(35.5)
Investment Management	(116.2)	(116.4)	(109.7)	(108.3)	(110.7)	(116.2)	(110.7)
Individual Life	(92.3)	(83.5)	(88.7)	(91.3)	(95.7)	(92.3)	(95.7)
Employee Benefits	(70.3)	(64.5)	(60.9)	(60.9)	(68.4)	(70.3)	(68.4)
Total operating and interest expense	**(536.2)**	**(511.6)**	**(502.7)**	**(514.4)**	**(536.3)**	**(536.2)**	**(536.3)**
Total Ongoing Business	**(536.2)**	**(511.6)**	**(502.7)**	**(514.4)**	**(536.3)**	**(536.2)**	**(536.3)**
Adjustments:							
Credit facility fees	23.6	23.1	25.3	24.6	25.1	23.6	25.1
Other	3.5	1.5	(0.6)	0.8	1.1	3.5	1.1
Total adjustments	**27.1**	**24.6**	**24.7**	**25.4**	**26.2**	**27.1**	**26.2**
Ongoing administrative expenses and trail commissions	**(509.1)**	**(487.0)**	**(478.0)**	**(489.0)**	**(510.1)**	**(509.1)**	**(510.1)**
DAC/VOBA and other intangibles amortization and unlocking:							
Net amortization of DAC/VOBA							
Retirement	(39.6)	(35.2)	(70.5)	(30.5)	(46.9)	(39.6)	(46.9)
Annuities	(34.0)	(44.2)	(27.4)	(32.6)	(34.3)	(34.0)	(34.3)
Investment Management	-	-	-	-	-	-	-
Individual Life	(42.5)	(4.4)	82.2	(45.9)	(37.6)	(42.5)	(37.6)
Employee Benefits	(4.6)	(3.1)	(12.3)	(4.2)	(9.1)	(4.6)	(9.1)
Total net amortization of DAC/VOBA	**(120.7)**	**(86.9)**	**(28.0)**	**(113.2)**	**(127.9)**	**(120.7)**	**(127.9)**
Total Ongoing Business	**(120.7)**	**(86.9)**	**(28.0)**	**(113.2)**	**(127.9)**	**(120.7)**	**(127.9)**
Adjustments							
Sales inducements amortization and unlocking	(7.2)	(9.6)	(4.8)	(7.6)	(8.3)	(7.2)	(8.3)
FAS 113 and SOP 03-1 amortization and unlocking	0.2	(18.0)	(113.5)	(0.4)	(6.7)	0.2	(6.7)
Unearned revenue reserve amortization and unlocking	(0.8)	(18.2)	(10.1)	0.2	3.7	(0.8)	3.7
Other	(0.1)	0.1	(0.2)	(0.5)	0.1	(0.1)	0.1
Total adjustments	**(7.9)**	**(45.7)**	**(128.6)**	**(8.3)**	**(11.2)**	**(7.9)**	**(11.2)**
Ongoing DAC/VOBA and other intangibles amortization and unlocking	**(128.6)**	**(132.6)**	**(156.6)**	**(121.5)**	**(139.1)**	**(128.6)**	**(139.1)**

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Page 68 of 69

Voya Financial
Fixed Maturity Securities - Businesses Exited Through Reinsurance

(in millions USD)

Total investments, after consolidation (See Portfolio Composition page), include the following amounts related to businesses exited through reinsurance where assets are retained on The Company's balance sheet:

	Balances as of				
	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14
Fixed Maturity Securities - Businesses Exited Through Reinsurance					
Security Sector					
U.S. Government agencies and authorities	71.1	70.3	64.7	73.3	86.1
U.S. Corporate - Public	1,411.8	1,397.3	1,379.4	1,437.7	818.8
Foreign Government / Agency	-	-	-	-	-
Foreign Corporate - Public	203.6	201.4	216.1	225.9	135.6
State, municipalities and political subdivisions	114.1	112.7	109.2	108.8	107.1
Residential mortgaged-backed securities:					
Agency	68.1	70.0	73.3	77.4	81.2
Non - Agency	88.0	99.1	102.9	100.6	0.9
Total Residential mortgage-backed securities	**156.1**	**169.1**	**176.2**	**178.0**	**82.1**
Commercial mortgage-backed securities	74.6	81.4	95.8	109.7	88.2
Other asset-backed securities	93.2	93.0	94.0	95.6	17.8
Total fixed maturities, including securities pledged	**2,124.5**	**2,125.2**	**2,135.4**	**2,229.0**	**1,335.7**

Fixed Maturity Securities - Businesses Exited Through Reinsurance as of March 31, 2015
By ARO Rating

	Total	AAA	AA	A	BBB	BB	B & Below
Residential mortgaged-backed securities:							
Agency	68.1	68.1	-	-	-	-	-
Non - Agency	88.0	-	-	-	0.4	0.2	87.4
Total Residential mortgage-backed securities	**156.1**	**68.1**	**-**	**-**	**0.4**	**0.2**	**87.4**
Commercial mortgage-backed securities	74.6	27.9	4.7	9.9	19.7	5.5	6.9
Other asset-backed securities	93.2	16.1	24.1	41.0	12.0	-	-
Total Structured securities	**323.9**	**112.1**	**28.8**	**50.9**	**32.1**	**5.7**	**94.3**
Non-structured securities	1,800.6	125.9	196.2	885.1	590.5	2.9	-
Total fixed maturities securities	**2,124.5**	**238.0**	**225.0**	**936.0**	**622.6**	**8.6**	**94.3**

Fixed Maturity Securities - Businesses Exited Through Reinsurance as of December 31, 2014
By ARO Rating

	Total	AAA	AA	A	BBB	BB	B & Below
Residential mortgaged-backed securities:							
Agency	70.0	70.0	-	-	-	-	-
Non - Agency	99.1	-	-	-	0.5	0.2	98.4
Total Residential mortgage-backed securities	**169.1**	**70.0**	**-**	**-**	**0.5**	**0.2**	**98.4**
Commercial mortgage-backed securities	81.4	30.6	7.8	10.2	20.1	5.8	6.9
Other asset-backed securities	93.0	16.4	23.7	40.3	12.6	-	-
Total Structured securities	**343.5**	**117.0**	**31.5**	**50.5**	**33.2**	**6.0**	**105.3**
Non-structured securities	1,781.7	117.6	187.1	905.8	567.8	3.4	-
Total fixed maturities securities	**2,125.2**	**234.6**	**218.6**	**956.3**	**601.0**	**9.4**	**105.3**

Fixed Maturity Securities - Businesses Exited Through Reinsurance as of March 31, 2015
By NAIC Designation

	Total	1	2	3	4	5	6
Residential mortgaged-backed securities:							
Agency	68.1	68.1	-	-	-	-	-
Non - Agency	88.0	87.8	-	-	0.2	-	-
Total Residential mortgage-backed securities	**156.1**	**155.9**	**-**	**-**	**0.2**	**-**	**-**
Commercial mortgage-backed securities	74.6	74.6	-	-	-	-	-
Other asset-backed securities	93.2	93.2	-	-	-	-	-
Total Structured securities	**323.9**	**323.7**	**-**	**-**	**0.2**	**-**	**-**
Non-structured securities	1,800.6	1,207.7	590.0	2.9	-	-	-
Total fixed maturities securities	**2,124.5**	**1,531.4**	**590.0**	**2.9**	**0.2**	**-**	**-**

Fixed Maturity Securities - Businesses Exited Through Reinsurance as of December 31, 2014
By NAIC Designation

	Total	1	2	3	4	5	6
Residential mortgaged-backed securities:							
Agency	70.0	70.0	-	-	-	-	-
Non - Agency	99.1	94.2	-	-	0.2	4.7	-
Total Residential mortgage-backed securities	**169.1**	**164.2**	**-**	**-**	**0.2**	**4.7**	**-**
Commercial mortgage-backed securities	81.4	61.7	13.9	5.8	-	-	-
Other asset-backed securities	93.0	80.4	12.6	-	-	-	-
Total Structured securities	**343.5**	**306.3**	**26.5**	**5.8**	**0.2**	**4.7**	**-**
Non-structured securities	1,781.7	1,210.5	567.8	3.4	-	-	-
Total fixed maturities securities	**2,125.2**	**1,516.8**	**594.3**	**9.2**	**0.2**	**4.7**	**-**

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VOYA FINANCIAL

Voya Financial
Ratings

Page 69 of 69

Insurance Financial Strength Ratings	A.M. Best	Fitch	Standard & Poor's	Moody's
Voya Retirement Insurance and Annuity Company	A	A	A	A2
Voya Insurance and Annuity Company	A	A	A	A2
Midwestern United Life Insurance Company	A-	NR	A	NR
ReliaStar Life Insurance Company	A	A	A	A2
ReliaStar Life Insurance Company of New York	A	A	A	A2
Security Life of Denver Insurance Company	A	A	A	A2
Credit Ratings				
Voya Financial, Inc.				
Long-Term Issuer Credit	bbb	BBB+	BBB	Baa2
Long-Term Senior Unsecured Debt	bbb	BBB	BBB	Baa2
Junior Subordinated Debt	bb+	BB+	BB+	Baa3 (hyb)
Voya Holdings, Inc.				
Long-Term Issuer Credit	NR	NR	BBB	Baa2

Investor Information

Corporate Offices:

Voya Financial
230 Park Avenue
New York, New York 10169

NYSE Ticker:
VOYA

Media Contact:

Christopher Breslin
212-309-8941
Christopher.Breslin@voya.com

Web Site:
investors.voya.com

Investor Contact:

Darin Arita
212-309-8999
IR@voya.com

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VOYA FINANCIAL